UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-23700

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Cascade Private Capital Fund
(Exact name of registrant as specified in charter)

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c/o UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212
Registrant’s telephone number, including area code: (414) 299-2030

Ann Maurer
235 West Galena Street
Milwaukee, WI 53212

(Name and address of agent for service)

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Date of fiscal year end: March 31

Date of reporting period: March 31, 2026

Item 1.       Report to Shareholders

(a)        The annual report of the registrant for the year ended March 31, 2026 transmitted to shareholders pursuant to Rule 30e-1 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), is as follows:

CASCADE PRIVATE CAPITAL FUND

Annual Report

For the Year Ended March 31, 2026

Cascade Private Capital Fund
Table of Contents For the Year Ended March 31, 2026

This report is submitted for the general information of the shareholders of the Cascade Private Capital Fund (the “Fund”). It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management and other information.

www.cliffwaterfunds.com

Cascade Private Capital Fund
Letter to Shareholders March 31, 2026 (Unaudited)

To our shareholders:

We recently completed two years managing the Cascade Private Capital Fund (the “Fund”), and we remain grateful for the continued trust and confidence you have placed in us.

Since its inception on January 7, 2022 through March 31, 2026, the Fund has delivered a 20.15% annualized total return, compared to 9.70% for the S&P 500 Index and 9.05% for the Russell 300 Index. Risk, measured by standard deviation of return, equaled 8.23% for the Fund compared to 15.64% for the S&P 500 Index and 15.98% for the Russell 3000 Index. The Fund’s net assets stand at $5.4 billion as of March 31, 2026, up from $2.6 billion as of March 31, 2025.

The Fund’s performance reflects a diversified investment program spanning secondaries, co-investments, structured transactions, and fund investments. The Fund remains focused on driving long-term performance through a value-appreciation approach to secondaries and identifying attractively priced co-investment opportunities. Cliffwater LLC (“Cliffwater”) has also continued to expand the platform supporting the Fund, making several key senior hires over the reporting period.

We remain confident in the Fund’s continued ability to deliver attractive risk-adjusted returns relative to public markets with significantly lower volatility. We believe the Fund offers a compelling opportunity to access private equity markets through an investor-focused structure.

Thank you for your continued trust in Cliffwater.

Stephen L. Nesbitt
Chief Executive Officer
Cliffwater LLC

Cascade Private Capital Fund
Letter to Shareholders March 31, 2026 (Unaudited) (Continued)

Important Disclosures

The Fund’s investment program is speculative and entails substantial risks. There can be no assurance that the Fund’s investment objectives will be achieved or that its investment program will be successful. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Investors could lose some or all of their investment.

Shares are an illiquid investment.

We do not intend to list the Fund’s shares (“Shares”) on any securities exchange, and we do not expect a secondary market in the Shares to develop.

You should generally not expect to be able to sell your Shares (other than through the limited repurchase process), regardless of how we perform.

Although we are required to implement a Share repurchase program, only a limited number of Shares will be eligible for repurchase by us.

You should consider that you may not have access to the money you invest for an indefinite period of time.

An investment in the Shares is not suitable for you if you have a foreseeable need to access the money you invest.

Because you will be unable to sell your Shares or have them repurchased immediately, you will find it difficult to reduce your exposure on a timely basis during a market downturn.

Cybersecurity risks have significantly increased in recent years and the Fund could suffer such losses in the future. One of the fundamental risks associated with the Fund’s investments is the risk that an issuer will be unable to make principal and interest payments on its outstanding debt obligations when due. Other risk factors include interest rate risk (a rise in interest rates causes a decline in the value of debt securities) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments).

Cascade Private Capital Fund
Fund Performance March 31, 2026 (Unaudited)

Performance of a $25,000,000 Investment

The graph above illustrates a representative class of the Fund’s historical performance since the Fund’s inception in comparison to its benchmark index. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns as of March 31, 2026	1 Year	3 Year	Since Inception
Cascade Private Capital Fund (Inception Date January 7, 2022)	20.84%	21.67%	20.15%
Russell 3000 Index	18.09%	17.86%	9.05%

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent quarter end performance may be obtained by calling 1 (888) 442-4420.

Investors should note that the Fund is a professionally managed closed-end fund, Russell 3000 Index is unmanaged, does not incur fees, expenses, or taxes, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

Cascade Private Capital Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Cascade Private Capital Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Cascade Private Capital Fund (the “Fund”) as of March 31, 2026, the related consolidated statements of operations, cash flows, and changes in net assets, the related notes, and the consolidated financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, the results of its operations, its cash flows, the changes in net assets, and the financial highlights for each of the periods indicated below, in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Consolidated Statements of Operations and Cash Flows	Consolidated Statements of Changes in Net Assets	Consolidated Financial Highlights
Cascade Private Capital Fund	For the year ended March 31, 2026	For the years ended March 31, 2026, and 2025	For the years ended March 31, 2026, 2025, and 2024.

The Fund’s consolidated financial highlights for the years or periods ended March 31, 2023 and prior were audited by other auditors whose report dated May 26, 2023, expressed an unqualified opinion on those consolidated financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2026, by correspondence with the custodian, brokers, agent banks, issuers, and underlying fund administrators or managers; when replies were not received, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Cliffwater LLC since 2019.

COHEN & COMPANY, LTD.
Cleveland, Ohio
May 30, 2026

Cascade Private Capital Fund
Consolidated Schedule of Investments As of March 31, 2026
Portfolio Company	Initial Acquisition Date	Geographic Region	Shares/ Units	Cost	Fair Value
Primary Fund Investments — 25.3%
Bertram Growth Capital IV-A, L.P.	1/7/2022	North America	—	$1,238,736	$4,963,620	[1,2,3]
BlackRock Secondaries & Liquidity Solutions II (Lux) SCSp	12/27/2024	North America	—	46,000,000	61,789,798	[1,2,3]
BPOC Fund VI-A, L.P.	6/6/2025	North America	—	6,324,758	7,742,836	[1,2,3]
Dawson Portfolio Finance Evergreen LP	5/28/2024	North America	68,333	70,000,000	81,968,442	[1,2,3]
DFJ Growth V, L.P.	11/27/2024	North America	—	2,475,000	3,683,889	[1,2,3]
Envoy Fund I LP	8/29/2025	North America	—	2,753,758	4,060,039	[1,2,3]
Geigel Hill, LP	3/11/2026	North America	—	46,314,297	46,314,297	[1,2,3]
Glouston Private Equity Opportunities VII FTE, L.P.	4/15/2024	North America	—	23,705,000	29,702,773	[1,2,3]
Gryphon Partners VI-A, L.P.	1/7/2022	North America	—	6,912,709	7,701,235	[1,2,3]
Haveli Investments Software Fund I Cayman, L.P.	4/28/2025	North America	—	10,114,262	11,830,075	[1,2,3]
Headlands Capital Offshore IV, LP	4/18/2024	North America	—	26,715,838	42,826,309	[1,2,3]
ICG LP Secondaries Fund I (Feeder) SCSp	4/12/2024	North America	—	3,615,969	5,185,050	[1,2,3]
JFL Equity Investors VI, L.P.	11/13/2024	North America	—	9,055,952	12,864,248	[1,2,3]
Juxtapose Ventures III, L.P.	12/3/2024	North America	—	730,088	442,571	[1,2,3]
Khosla Ventures Opportunity III, L.P.	9/23/2025	North America	—	1,500,000	1,473,604	[1,2,3]
Kohlberg Investors X, LP	9/27/2024	North America	—	2,164,500	2,442,204	[1,2,3]
Levine Leichtman Capital Partners VII-A, L.P.	12/11/2024	North America	—	870,372	848,860	[1,2,3]
Liquid 2 Winners Fund I, L.P.	2/3/2025	North America	—	4,625,000	5,120,437	[1,2,3]
MC Brazil Special Opportunities Fund III, LP	2/26/2026	South America	—	5,436,335	7,548,601	[1,2,3]
MCP Opportunity Secondary Program VI (USD) Feeder SCSp	5/14/2025	Europe	—	893,805	1,169,710	[1,2,3]
NewView Capital Special Opportunities Fund III, L.P.	6/12/2024	North America	—	29,633,467	43,255,411	[1,2,3]
OceanSound Partners Fund, LP	1/7/2022	North America	—	6,284,226	9,979,816	[1,2,3]
Overbay 2025 Fund (International) LP	8/29/2025	North America	—	22,050,000	27,233,635	[1,2,3]
Overbay Capital Partners 2024 Fund US LP	12/30/2024	North America	—	8,890,086	11,129,782	[1,2,3]
Pathway Select Fund, LP — 2025	3/26/2025	North America	—	262,593,295	276,914,226	[1,2,3]
Pathway Select Fund, LP — Series A	3/28/2024	North America	—	486,791,324	581,325,421	[1,2,3]
Patria Acropolis LP	12/18/2024	Europe	—	6,213,124	7,633,197	[1,2,3,4]
Patria SOF V Feeder SCSp	10/31/2025	Europe	—	1,551,617	1,621,651	[1,2,3]
PSC V (B), SCSp	8/7/2025	Europe	—	7,477,581	8,445,853	[1,2,3,4]
Sage Equity Investors Side, L.P.	6/16/2025	North America	—	2,185,321	2,915,678	[1,2,3]
SAS Vehicle, L.P.	12/30/2024	North America	—	31,206,568	36,184,198	[1,2,3]
SPDW Partners LP	2/5/2025	North America	—	8,445,097	13,493,010	[1,2,3]
TA XV-B, L.P.	2/10/2025	North America	—	640,000	588,200	[1,2,3]
TPG GP Solutions (B), L.P.	10/28/2024	North America	—	10,429,136	13,206,623	[1,2,3]
				1,155,837,221	1,373,605,299
Secondary Fund Investments — 40.4%			—
A&M Capital Partners, LP	9/30/2024	North America	—	1,149,988	1,126,300	[1,2,3]
ABRY Partners VII, LP	1/1/2026	North America	—	1,387,940	2,195,503	[1,2,3]
ABRY Senior Equity IV, L.P.	9/30/2024	North America	—	370,695	444,148	[1,2,3]
ACON Equity Partners 3.5, L.P.	10/1/2024	North America	—	2,683,411	2,623,915	[1,2,3]
AE Industrial Partners Extended Value Fund, LP	1/7/2022	North America	—	811,551	334,265	[1,2,3]

See accompanying Notes to Consolidated Financial Statements.

Cascade Private Capital Fund
Consolidated Schedule of Investments As of March 31, 2026 (Continued)
Portfolio Company	Initial Acquisition Date	Geographic Region	Shares/ Units	Cost	Fair Value
Secondary Fund Investments (Continued)
Alpine Investors VI, LP	1/1/2026	North America	—	$22,708,250	$25,247,822	[1,2,3]
APH Extended Value Fund H, L.P.	1/30/2025	North America	—	34,834,676	40,669,307	[1,2,3]
Apse Capital II, L.P.	10/28/2024	Europe	—	43,981,896	63,429,438	[1,2,3,4]
Atlas Capital Resources II LP	9/30/2024	North America	—	3,039,538	7,953,313	[1,2,3]
Avenir Growth Partners II, L.P.	6/30/2025	North America	—	4,728,785	7,203,421	[1,2,3]
Avenir Growth Partners III, L.P.	6/30/2025	North America	—	8,158,554	10,003,482	[1,2,3]
Avenir Growth Partners IV, L.P.	6/30/2025	North America	—	20,188,799	31,702,609	[1,2,3]
Avenir Growth Partners V, L.P.	6/30/2025	North America	—	15,575,923	19,609,258	[1,2,3]
Banneker CV, L.P.	1/21/2025	North America	—	33,304,600	40,900,469	[1,2,3]
BC Partners Galileo (1) L.P. — Class 1	1/7/2022	Europe	—	3,766,751	4,886,209	[1,2,3,4]
BC Partners Galileo (1) L.P. — Class 2	1/7/2022	Europe	—	181,195	247,253	[1,2,3,4]
Beecken Petty O’Keefe Fund IV, L.P.	9/30/2024	North America	—	103,835	199,896	[1,2,3]
Blue Point Capital Partners III (A), L.P.	7/1/2025	North America	—	410,819	2,360,387	[1,2,3]
Blue Point Capital Partners IV (A), L.P.	7/1/2025	North America	—	14,934,220	13,436,324	[1,2,3]
Blue Sea Capital Fund I LP	9/30/2024	Europe	—	129,884	123,266	[1,2,3]
Blue Wolf Capital Fund III, L.P.	9/30/2024	North America	—	8,322,403	11,464,096	[1,2,3]
Brentwood Associates Opportunities Fund II-A, L.P.	7/18/2025	North America	—	34,978,087	45,802,524	[1,2,3]
BSP Pioneer Investors Feeder L.P.	9/29/2025	North America	—	37,151,676	41,624,789	[1,2,3]
CapStreet IV, L.P.	9/30/2024	North America	—	4,781,483	2,269,773	[1,2,3]
Carousel Capital Apex Rollover Partners, L.P.	9/30/2024	North America	—	1,509,204	2,247,404	[1,2,3]
Carousel Capital Partners IV, L.P.	9/30/2024	North America	—	1,754,580	1,146,028	[1,2,3]
Carrick Capital Partners, L.P.	9/30/2024	North America	—	1,960,094	1,552,067	[1,2,3]
Catterton Growth Partners II, L.P.	9/30/2024	North America	—	13,952,005	12,481,532	[1,2,3]
Centre Capital Investors VI, L.P.	9/30/2024	North America	—	4,598,753	3,971,097	[1,2,3]
Centre Lane Partners III, L.P.	9/30/2024	North America	—	18,135,687	14,253,810	[1,2,3]
Churchill Secondary Partners II (Blocker), LLC	6/26/2025	North America	—	24,965,178	28,808,101	[1,2,3]
CPF Midway Fund-A, L.P.	3/19/2025	North America	—	14,573,530	18,718,174	[1,2,3]
DFJ Growth 2006 Continuation, L.P.	11/1/2024	North America	—	22,418,653	85,503,573	[1,2,3]
EDG Partners Fund II, L.P.	9/30/2024	North America	—	632,105	850,513	[1,2,3]
Edgewater Capital Partners III LP	9/30/2024	North America	—	2,488,995	495,858	[1,2,3]
Envoy BDMI SPV LLC	6/3/2025	North America	—	21,175,207	30,910,180	[1,2,3]
EOS VP II FP LP	4/29/2025	North America	—	705,932	1,269,483	[1,2,3]
EVP II LP	4/29/2025	North America	—	5,647,456	10,022,003	[1,2,3]
FB HA Holdings LP	1/7/2022	North America	—	390,623	4,364,645	[1,2,3]
Founders Circle Capital Co-Invest Series, L.P. — Series 8	5/24/2024	North America	—	15,000,000	19,370,825	[1,2,3]
GA Continuity Fund II, L.P.	3/14/2025	North America	—	45,585,915	56,901,386	[1,2,3]
Glouston Private Equity Opportunities VII(a), L.P.	5/29/2024	North America	—	15,688,324	16,327,585	[1,2,3]
Gores Small Capitalization Partners, L.P.	9/30/2024	North America	—	—	17,467	[1,2,3]
Great Hill Equity Partners V, L.P.	9/30/2025	North America	—	15,244,779	14,971,032	[1,2,3]
Great Hill Equity Partners VI, L.P.	9/30/2025	North America	—	26,586,567	24,778,197	[1,2,3]
Great Hill Equity Partners VII, L.P.	9/30/2025	North America	—	17,884,878	17,100,174	[1,2,3]
Great Hill Equity Partners VIII, L.P.	9/30/2025	North America	—	15,754,698	14,559,061	[1,2,3]

See accompanying Notes to Consolidated Financial Statements.

Cascade Private Capital Fund
Consolidated Schedule of Investments As of March 31, 2026 (Continued)
Portfolio Company	Initial Acquisition Date	Geographic Region	Shares/ Units	Cost	Fair Value
Secondary Fund Investments (Continued)
Green Equity Investors CF IV J, L.P.	5/29/2025	North America	—	$1,309,674	$1,145,187	[1,2,3]
Green Equity Investors CF IV-C, L.P.	4/15/2025	North America	—	10,580,187	10,785,559	[1,2,3]
Gridiron Capital Fund II, L.P.	9/30/2024	North America	—	1,581,243	254,844	[1,2,3]
Gryphon Partners 3.5, L.P.	9/30/2024	North America	—	90,199	71,550	[1,2,3]
GTCR Fund XIV/A&B LP	12/31/2025	North America	—	6,022,730	6,561,136	[1,2,3]
GTCR Strategic Growth Fund I/A&B LP	12/31/2025	North America	—	6,083,339	6,192,416	[1,2,3]
Harvest Partners VI, L.P.	9/30/2024	North America	—	1,957,331	503,779	[1,2,3]
HCI Equity Partners IV, L.P.	9/30/2024	North America	—	8,683,847	5,532,141	[1,2,3]
Health Velocity Capital II, L.P.	12/31/2025	North America	—	8,898,068	11,258,588	[1,2,3]
Hellman & Friedman Capital Partners X, L.P.	3/31/2025	North America	—	62,460,165	65,727,178	[1,2,3]
HGC 2025, L.P.	4/10/2025	North America	—	5,436,736	7,058,508	[1,2,3]
Housatonic Equity Investors V, L.P.	9/30/2024	North America	—	3,355,426	3,256,260	[1,2,3]
HPS KP Mezz 2019 Co-Invest, L.P.	4/1/2024	North America	—	37,190,448	52,083,003	[1,2,3]
HPS KP SIP V Co-Investment Fund, L.P.	4/1/2024	North America	—	13,065,632	21,117,177	[1,2,3]
HPS Offshore Mezzanine Partners 2019, LP	4/1/2024	North America	—	20,906,440	24,851,989	[1,2,3]
HPS Offshore Strategic Investment Partners V, L.P.	4/1/2024	North America	—	24,443,685	29,142,413	[1,2,3]
ICG Ludgate Hill (Feeder) V-A Charger SCSp	3/22/2024	North America	—	10,714,868	13,865,465	[1,2,3]
Icon Partners V, L.P.	1/7/2022	North America	—	8,010,026	10,544,993	[1,2,3]
Incline Equity Partners III, L.P.	10/1/2024	North America	—	12,165	23,157	[1,2,3]
JFL-NG Continuation Fund, L.P.	1/7/2022	North America	—	8,040,205	16,211,544	[1,2,3]
JLL Partners Fund VIII Secondary (SV), L.P.	2/26/2025	Europe	—	17,646,592	21,627,190	[1,2,3]
JMI Equity Fund IX-B, L.P.	12/31/2025	North America	—	25,060,156	25,019,204	[1,2,3]
KarpReilly Capital Partners II, L.P.	9/30/2024	North America	—	7,486,099	8,949,678	[1,2,3]
LGP Sage PC Coinvest LP	11/20/2024	North America	—	14,628,014	22,361,849	[1,2,3]
Lightspeed Ascent Fund, L.P.	11/18/2024	North America	—	9,350,000	12,493,155	[1,2,3]
Liquid 2 Ventures Fund II, L.P.	12/31/2024	North America	—	7,429,552	13,368,574	[1,2,3]
LLCP LMM Acquisition Fund L.P.	11/20/2024	North America	—	7,391,354	8,622,291	[1,2,3]
LLR Equity Partners IV, L.P.	9/30/2024	North America	—	1,022,910	2,487,168	[1,2,3]
Mainsail Partners III, L.P.	9/30/2024	North America	—	5,878,779	4,015,269	[1,2,3]
Marilyn Co-Invest, L.P.	4/1/2024	North America	—	32,439,003	44,759,293	[1,2,3]
Marlin Equity III, L.P.	10/1/2024	North America	—	67,226	66,754	[1,2,3]
MCP Continuation Fund II Coöperatief U.A.	9/24/2025	Europe	—	30,725,597	30,712,822	[1,2,3,4]
Meridian Private Equity Select Co-Invest I SCSp	3/28/2025	North America	—	5,509,135	5,998,924	[1,2,3]
Meridian Private Equity Select Partnerships I SCSp	3/28/2025	North America	—	8,797,170	11,159,395	[1,2,3]
MetLife Investment Private Equity Partners II (Feeder), L.P.	6/28/2024	North America	—	33,124,286	39,382,767	[1,2,3]
Mezzanine Partners III, L.P.	9/30/2024	North America	—	4,068,281	4,236,916	[1,2,3]
MidOcean Partners V L.P.	9/30/2025	North America	—	18,794,000	20,737,886	[1,2,3]
MidOcean Partners VI L.P.	9/30/2025	North America	—	10,192,731	11,314,997	[1,2,3]
Milano Co-Invest, L.P.	4/1/2024	North America	—	4,018,599	4,000,981	[1,2,3]
Minerva Co-Invest, L.P.	4/1/2024	North America	—	8,463,661	12,789,283	[1,2,3]

See accompanying Notes to Consolidated Financial Statements.

Cascade Private Capital Fund
Consolidated Schedule of Investments As of March 31, 2026 (Continued)
Portfolio Company	Initial Acquisition Date	Geographic Region	Shares/ Units	Cost	Fair Value
Secondary Fund Investments (Continued)
Montagu+ SCSp	1/7/2022	Europe	—	$1,763,686	$2,226,284	[1,2,3,4]
NEA Secondary Opportunity Fund, L.P.	7/10/2024	North America	—	22,979,606	49,358,514	[1,2,3]
Novacap International TMT IV, L.P.	9/30/2024	North America	—	11,871,979	1,873,614	[1,2,3,4]
NSH Verisma Holdco, L.P.	1/7/2022	North America	—	5,515,834	11,372,408	[1,2,3]
Odyssey Investment Partners Fund V, LP	9/30/2024	North America	—	14,250,992	18,009,117	[1,2,3]
Odyssey Investment Partners Fund VI-A, LP	10/1/2025	North America	—	127,794,621	108,878,210	[1,2,3]
OFS Energy Fund III (Q), L.P.	9/30/2024	North America	—	783,492	408,576	[1,2,3]
One Equity Partners VII-A, L.P.	6/30/2025	North America	—	17,088,456	18,336,700	[1,2,3]
One Equity Partners VIII-A, L.P.	6/30/2025	North America	—	28,253,514	28,674,541	[1,2,3]
Outlander I Archimedes, LP	12/31/2024	North America	—	775,354	1,251,976	[1,2,3]
Overbay Capital Partners 2023 Fund Aggregator (AIV V) LP	12/23/2024	Europe	—	4,165,245	5,775,529	[1,2,3,4]
Overbay Capital Partners 2024 Fund Aggregator (AIV IV) LP	12/30/2024	North America	—	3,893,538	4,446,881	[1,2,3]
Overbay Capital Partners 2024 Fund Aggregator (AIV IX) LP	8/29/2025	North America	—	43,464,559	67,777,255	[1,2,3]
Overbay Capital Partners 2024 Fund Aggregator (AIV VI) Glencoe Investor II LP	5/22/2025	North America	—	29,050,000	40,175,189	[1,2,3]
Palladium Equity Partners IV, L.P.	10/1/2024	North America	—	1,680,847	2,156,699	[1,2,3]
ParkerGale Capital II, LP	3/31/2025	North America	—	21,823,855	26,164,627	[1,2,3]
Percheron Horsepower-A LP	9/22/2025	North America	—	20,882,778	27,263,649	[1,2,3]
PG Source Investment LLC	3/31/2025	North America	5,007	9,274,616	13,370,535	[1,2,3]
Platte River Equity III, L.P.	9/30/2024	North America	—	456,897	—	[1,2,3]
PMH II SPV Bellflower LP	2/28/2025	North America	—	4,691,566	6,204,363	[1,2,3]
PMH II SPV Sunflower (Cayman) LP	10/24/2025	North America	—	36,291,718	58,963,499	[1,2,3]
Pontifax Global Food and Agriculture Technology Fund L.P.	12/31/2024	North America	—	1,929,735	1,670,552	[1,2,3]
Quad Partners IV, L.P.	9/30/2024	North America	—	1,588,246	986,666	[1,2,3]
Riverside Fund V SQ-A, L.P.	9/30/2024	North America	—	4,146,825	5,214,572	[1,2,3]
Riverside Micro-Cap Fund V, L.P.	9/30/2025	North America	—	3,534,718	6,244,924	[1,2,3]
Riverside Micro-Cap Fund V-A, L.P.	9/30/2025	North America	—	7,867,591	13,899,982	[1,2,3]
Riverside Micro-Cap Fund VI, L.P.	9/30/2025	North America	—	2,690,209	3,002,715	[1,2,3]
Riverside Micro-Cap Fund VI-A, L.P.	9/30/2025	North America	—	5,461,889	6,084,259	[1,2,3]
RoundTable Healthcare Partners III, L.P.	9/30/2024	North America	—	13,005,425	13,852,669	[1,2,3]
RSK Topco, LP	3/17/2025	North America	19,667,377	19,703,397	27,052,733	[1,5]
SG Coinvest — C, L.P.	12/24/2025	North America	—	12,767,251	15,384,193	[1,2,3]
Shamrock Capital Growth Fund III, L.P.	9/30/2024	North America	—	2,689,014	3,210,362	[1,2,3]
ShoreView Capital Partners III, LP.	9/30/2024	North America	—	11,485,169	8,308,666	[1,2,3]
SK Capital Partners III, L.P.	9/30/2024	North America	—	6,381,423	2,546,839	[1,2,3]
SkyKnight Capital II CV B, L.P.	10/30/2024	North America	—	14,482,093	17,019,667	[1,2,3]
SkyKnight TG Holdings LP	8/1/2025	North America	—	1,373,591	1,366,995	[1,2,3]
SPC Partners V, L.P.	9/30/2024	North America	—	2,588,770	2,598,173	[1,2,3]
Stork SPV, LP	1/7/2022	North America	—	1,538,500	2,908,476	[1,2,3]
TA XIV-A, L.P.	3/31/2025	North America	—	70,607,781	72,915,523	[1,2,3]
The Veritas Capital Fund VIII, L.P.	3/31/2025	North America	—	54,372,709	59,051,134	[1,2,3]
TPG Atlas Partners L.P.	11/12/2025	North America	—	5,000,000	5,787,162	[1,2,3]

See accompanying Notes to Consolidated Financial Statements.

Cascade Private Capital Fund
Consolidated Schedule of Investments As of March 31, 2026 (Continued)
Portfolio Company	Initial Acquisition Date	Geographic Region	Shares/ Units	Cost	Fair Value
Secondary Fund Investments (Continued)
Trinity Hunt Partners IV, L.P.	9/30/2024	North America	—	$5,059,277	$5,691,829	[1,2,3]
Trinity Ventures 2024, L.P.	12/20/2024	North America	—	18,518,206	17,183,861	[1,2,3]
Trive Capital Fund I LP	9/30/2024	North America	—	1,234,135	1,228,072	[1,2,3]
TriWest Capital Partners IV (US) LP	9/30/2024	North America	—	2,471,447	2,100,465	[1,2,3,4]
TSCP CV I, L.P.	1/7/2022	North America	—	4,852,976	4,969,475	[1,2,3]
TSCP CV II, L.P.	9/6/2024	North America	—	15,360,239	23,042,005	[1,2,3]
Vida Ventures II, LLC	12/31/2024	North America	—	1,167,097	4,205,834	[1,2,3]
Vida Ventures LLC	12/31/2024	North America	—	532,772	2,390,013	[1,2,3]
Vista Foundation Fund IV, L.P.	10/1/2025	North America	—	14,119,836	13,609,576	[1,2,3]
VV Atreus Special Fund LLC	12/31/2024	North America	—	557,697	644,767	[1,2,3]
Water Street Healthcare Partners III, L.P.	9/30/2024	North America	—	5,618,586	5,415,806	[1,2,3]
Windjammer Senior Equity Fund IV, L.P.	9/30/2024	North America	—	3,017,431	2,544,721	[1,2,3]
				1,797,750,869	2,191,590,097
Equity Co-Investments — 31.5%
26N Nova Co-Investment Partners LP	10/16/2025	North America	—	60,000,000	65,268,365	[1,2,3]
26N Onelife Co-Investment Partners-A LP	10/10/2024	North America	—	10,333,333	13,285,728	[1,2,3]
A2 Biotherapeutics — Series C Preferred, 6.00% PIK	12/30/2024	North America	13,513,513	9,999,999	9,999,999	[1,5,6]
AH Parent Inc (Alliant Inc) — Class A Preferred, 10.00%	9/26/2024	North America	15,000	14,775,000	14,722,161	[1,5]
Alliant, Inc. — Class A-1 Common	12/12/2024	North America	2,000,000	10,000,000	22,430,562	[1,5]
Avathon Oculus IT Co-Investor, LLC	4/21/2025	North America	27,000	27,000,000	33,544,522	[1,2,3]
BayHawk Fund I Aeroplane SPV, LLC	12/20/2024	North America	—	7,131,022	7,042,466	[1,2,3]
BPCP NSA Holdings, Inc. — Common	5/15/2024	North America	3,000	3,000,000	3,770,096	[1,5]
BPCP NSA Holdings, Inc. — Preferred	5/15/2024	North America	6,000	9,000,000	9,000,000	[1,5]
BSP-TS Co-Invest I, LLC	1/7/2022	North America	—	5,204,646	33,319	[1,2,3]
Cape One Alpha Investment Holdings LLC — Series A, 8.00% PIK	9/5/2025	North America	16,500,000	16,500,000	16,500,000	[1,5,6]
Circle Pharma, Inc. — Series D, 8.00% PIK	8/29/2024	North America	15,931,176	10,000,000	10,000,000	[1,5,6]
Earned Growth Investors I LP	12/3/2024	North America	—	12,625,000	16,759,917	[1,2,3]
Echo Buyout ll, L.P.	3/19/2026	North America	—	40,376,987	39,803,172	[1,2,3]
Echo Buyout, L.P.	10/15/2025	North America	—	10,027,994	10,262,484	[1,2,3]
Entro Co-Invest, LP — Class A Common	10/24/2025	Europe	7,725	9,059,569	9,014,544	[1,2,3,4]
EPP Holdings, LLC	1/7/2022	North America	260,000	2,605,817	4,152,761	[1,5]
Fairview Applied 2025, L.P.	6/5/2025	North America	—	7,583,333	7,784,993	[1,5]
Founders Circle Capital Co-Invest Series, L.P. — Series 10	3/14/2025	North America	—	20,000,000	31,419,017	[1,2,3]
Franklin Ventures Investments, L.P. — Opportunities Fund Series VI	4/17/2025	North America	—	10,000,000	9,001,147	[1,2,3]
Gallant Screening Holdco, Inc.	1/7/2022	North America	—	4,645,007	6,468,593	[1,2,3]
GC Ferry Co-Invest II LP	7/31/2025	North America	—	16,200,000	20,419,980	[1,2,3]
GHW Ventures LP — SCMF ModRetro Series A	3/12/2026	North America	—	2,940,000	2,940,000	[1,5]
GSP Sarasota Co-Invest Fund, L.P.	3/5/2026	North America	—	10,190,207	10,190,207	[1,2,3]
Haveli Aston Co-Invest, L.P.	5/28/2025	North America	—	10,805,546	16,464,190	[1,2,3]
Haveli Cascade Co-Invest l, L.P.	9/19/2025	North America	—	20,039,162	20,002,820	[1,2,3]
Health Velocity Capital IVX Special Situation Fund, L.P.	5/22/2024	North America	—	13,575,000	28,045,054	[1,2,3]
See accompanying Notes to Consolidated Financial Statements.

Cascade Private Capital Fund
Consolidated Schedule of Investments As of March 31, 2026 (Continued)
Portfolio Company	Initial Acquisition Date	Geographic Region	Shares/ Units	Cost	Fair Value
Equity Co-Investments (Continued)
HiBid Aggregator, LP	9/25/2024	North America	10,000	$10,000,000	$14,164,153	[1,5]
HP Prestige Co-Invest Blocker Aggregator, LP	7/18/2025	North America	—	13,000,000	13,265,122	[1,5]
Insight Hideaway Aggregator, L.P.	4/3/2024	North America	—	10,400,000	14,536,898	[1,2,3]
JFL-Tiger Co-Invest Partners, L.P.	7/31/2024	North America	—	8,122,426	17,445,478	[1,2,3]
Khosla Ventures OAI, LLC	10/1/2024	North America	—	15,003,704	54,311,091	[1,5]
Klick Ventures Inc. Class F — Common	11/5/2025	North America	5,000,000	5,000,000	5,000,000	[1,5]
KRC PEX Feeder Blocked LP	11/26/2025	North America	—	14,890,016	15,094,458	[1,2,3,4]
KRESA Co-Invest, L.P.	12/22/2025	North America	5,000	5,000,000	5,000,000	[1,5]
Liberty Hall Capital Paxia Partners, L.P.	6/27/2025	North America	—	15,000,000	14,928,496	[1,2,3]
Lightspeed SPV-A2, LLC	8/14/2025	North America	—	10,061,000	16,994,480	[1,2,3]
Mahseer Holdings, LLC	3/11/2026	North America	1,805	50,000,000	50,000,000	[1,2,3]
MCP Co-Investment Fund V Coöperatief U.A.	5/9/2025	Europe	—	7,476,426	9,921,711	[1,2,3,4]
MCP Co-Investment Fund VI Coöperatief U.A.	9/23/2025	Europe	—	11,097,345	11,825,410	[1,2,3,4]
MDCP Co-Investors (Chicago-C), L.P.	10/28/2025	North America	—	30,000,000	35,100,674	[1,2,3]
Menlo Ridgeview Co-Invest LLC	5/16/2025	North America	—	50,531,704	48,439,721	[1,2,3]
NEA CH 2026 SPV, L.P.	3/23/2026	North America	—	5,000,000	5,013,421	[1,2,3]
NEA CH SPV, L.P.	5/9/2024	North America	—	10,009,678	14,319,910	[1,2,3]
NEA PLA 2025 SPV, L.P.	4/3/2025	North America	—	10,078,591	12,299,365	[1,2,3]
NEA TS 2024 SPV, L.P.	7/22/2024	North America	—	4,013,987	5,470,261	[1,2,3]
NGM Bio Holdings, Inc. — Series A	7/5/2024	North America	5,000,000	15,000,000	15,000,000	[1,5]
NoHo Holdings III LLC	12/3/2024	North America	—	431,416	37,205	[1,2,3]
North American Essential Services Aggregator, LP	1/7/2022	North America	2,684	4,219,307	4,553,727	[1,5]
Novacap DI Co-Investment (All West), L.P.	10/3/2024	North America	—	4,929,214	5,010,804	[1,2,3]
Novacap International TMT VI Co-Investment (NDT), L.P.	5/29/2025	North America	—	19,450,462	20,995,872	[1,2,3]
Novacap International TMT VI Co-Investment (Igloo), L.P.	12/11/2025	North America	—	41,402,902	41,397,441	[1,2,3]
OceanSound Partners Co-Invest II, LP — Series D	1/7/2022	North America	—	4,097,670	4,458,857	[1,2,3]
Odyssey Investment Partners VI Mercalis Co-Invest, LP	6/9/2025	North America	—	20,169,131	19,902,450	[1,2,3]
OEP VIII Project Laser Co-Investment Partners, L.P.	3/17/2023	North America	—	2,560,062	5,544,195	[1,2,3]
Onward 2 Co-Invest Aggregator, L.P.	3/25/2026	North America	—	40,209,672	40,209,672	[1,2,3]
PACT-Forge Co-Investment Fund, L.P.	11/7/2025	North America	—	912,980	902,701	[1,2,3]
Paxia Holdings LP — Preferred, 15.00% PIK	6/26/2025	North America	100	10,000,000	10,000,000	[1,5,6]
Project Silver Co-Invest, L.P.	12/4/2025	North America	—	25,097,442	25,002,934	[1,2,3]
PSC Tiger LP	9/4/2024	Europe	—	17,978,946	22,021,620	[1,2,3,4]
RCAF CCG, L.P.	12/29/2025	North America	—	50,000,000	50,000,000	[1,2,3]
RCAF DAWGS, L.P.	3/26/2025	North America	—	15,000,000	17,587,321	[1,2,3]
RCR Equity, LP — Class A Common	4/30/2024	North America	56,000	56,000	3,131,037	[1,5]
RCR Equity, LP — Class A Preferred, 8.00% PIK	4/30/2024	North America	5,544,000	2,839,016	2,839,016	[1,5,6]
Resurgens III Co-Invest A, L.P.	2/23/2026	North America	—	7,500,000	7,500,000	[1,2,3]
Retym, Inc. — Series D	1/29/2025	North America	472,277	4,999,997	4,999,997	[1,5]

See accompanying Notes to Consolidated Financial Statements.

Cascade Private Capital Fund
Consolidated Schedule of Investments As of March 31, 2026 (Continued)
Portfolio Company	Initial Acquisition Date	Geographic Region	Shares/ Units	Cost	Fair Value
Equity Co-Investments (Continued)
Revelar GSMS Fund, L.P.	3/31/2026	North America	—	$75,000,000	$75,000,000	[1,2,3]
SAS Vehicle I, L.P.	12/30/2024	North America	—	30,190,794	37,442,848	[1,2,3]
Schulerhilfe Co-Invest, L.P.	5/13/2025	Europe	100,000	10,319,818	13,068,590	[1,2,3]
SDC Co-Invest Holdings LP	9/25/2025	North America	10,000	10,081,343	8,823,980	[1,2,3]
SEWP Co-Invest LP	10/8/2025	Europe	—	20,196,843	19,648,060	[1,2,3]
Smash Capital Trend Holdco SPV LP	8/12/2024	North America	—	20,671,271	43,410,343	[1,2,3]
Sprinkler 2024 Co-Investment I (Feeder) SCSp	3/10/2025	Europe	—	32,513,566	52,218,025	[1,2,3,4]
TA Investors Thunderbolt, L.P.	1/29/2026	North America	—	14,477,966	14,477,967	[1,2,3]
TCV Beat Co, L.P.	9/27/2024	Europe	—	5,045,751	6,859,651	[1,2,3]
TCV Cedar Co, L.P.	10/24/2025	North America	—	10,689,998	11,430,464	[1,2,3]
TCV Juniper Co, L.P.	5/19/2025	North America	—	5,046,906	4,960,762	[1,2,3]
Themis Solutions Inc. — Class G-1 Preferred	11/4/2025	North America	549,049	24,999,958	24,999,958	[1,5]
Tinicum Space Coast Co-Invest, LLC	10/29/2024	North America	—	30,000,000	35,820,163	[1,2,3]
TPG Growth VI Iron CI, LP	10/15/2025	North America	—	50,000,000	50,000,000	[1,2,3]
TPG IX Cardiff CI IV L.P.	12/29/2025	North America	—	25,221,583	30,000,000	[1,2,3]
TSS Co-Invest Holdings, LP	9/9/2022	North America	—	5,010,222	8,163,811	[1,2,3]
T-X Ultra Co-Invest LP	6/27/2025	North America	—	25,116,667	27,915,448	[1,2,3]
VCF Compass Co-Investor Holdings II L.P.	3/19/2025	North America	—	1,317,088	1,728,953	[1,2,3]
VCF Compass Co-Investor Holdings L.P.	4/25/2024	North America	—	10,000,807	14,411,129	[1,2,3]
Violet Investors LP	9/12/2024	North America	—	12,443,147	39,629,891	[1,2,3]
Vitu Co-Invest LP	1/8/2025	North America	—	5,250,000	7,027,323	[1,2,3]
WP Cubs Co-Investment, L.P.	3/16/2026	North America	50,000,000	50,305,320	50,367,350	[1,2,3]
XN Opportunities IX LP	11/4/2025	North America	—	10,175,000	9,969,027	[1,2,3]
XN Opportunities VIII LP	10/3/2025	North America	—	10,025,000	11,906,999	[1,2,3]
XN Opportunities X, LP	3/30/2026	North America	—	5,004,000	5,054,364	[1,2,3]
				1,444,259,764	1,706,886,701

			Principal Amount
Credit Co-Investments — 3.2%
CCOF III Nexus Co-Invest Aggregator, L.P.	3/22/2024	Europe	$—	3,615,905	5,921,200	[1,2,3]
Cheval Blanc Co-Invest, L.P.	2/25/2025	North America	—	14,649,107	17,154,815	[1,2,3]
Chrome Investors, LP	2/10/2025	North America	—	24,006,787	27,681,873	[1,2,3]
Circle Pharma, Inc., Convertible Note, USD 8.00%, 10/1/2027	10/1/2025	North America	5,000,000	5,000,000	4,972,017	[1,5]
CP ACP, LLC, 13.75% PIK	6/12/2024	North America	5,560	5,468,260	5,560,000	[1,5,6]
Evergreen Services Group Holdco, LLC, PIK
Term Loan, USD 13.75%, 4/05/2031	4/5/2024	North America	8,369,421	8,350,486	8,300,529	[1,5,6]
Delayed Draw, USD 13.75%, 4/05/2031	4/5/2024	North America	4,595,852	4,585,201	4,558,022	[1,5,6]
Term Loan, USD 12.75%, 4/05/2031	9/19/2025	North America	4,647,770	4,567,393	4,462,975	[1,5,6]
Delayed Draw, USD 12.75%, 4/05/2031	9/19/2025	North America	906,139	890,339	870,111	[1,5,6]
Gramercy PG Holdings II LP	8/20/2024	Europe	—	9,828,000	12,147,907	[1,2,3]
Nader Upside 2 Sarl, EUR PIK Term Loan, 3 mo. EURIBOR+9.25%, 11.38% EUR, 3/13/30	3/14/2024	Europe	4,790,924	5,199,392	5,382,058	[1,4,5,6,8]

See accompanying Notes to Consolidated Financial Statements.

Cascade Private Capital Fund
Consolidated Schedule of Investments As of March 31, 2026 (Continued)
Portfolio Company	Initial Acquisition Date	Geographic Region	Principal Amount	Cost	Fair Value
Credit Co-Investments (Continued)
RCAF CCG, L.P.	12/29/2025	North America	$—	$70,000,000	$70,000,000	[1,2,3]
Symbiotic Capital EB Fund, L.P.	3/7/2024	North America	—	5,061,912	5,779,029	[1,2,3]
				161,222,782	172,790,536
			Shares/ Units
Private Equity — 0.0%
Dawson Partners Portfolio Finance Evergreen (Aggregator) Blocker LP	8/25/2025	North America	—	4,784	93,164	[1,5]
				4,784	93,164

Registered Funds — 1.8%
Cliffwater Corporate Lending Fund — Class I		North America	9,416,196	100,000,000	99,246,704	[1,7]
				100,000,000	99,246,704

Short-Term Investments — 4.6%
State Street Institutional U.S. Government Money Market Fund, 3.60%			250,944,844	250,944,884	250,944,884	[1,9]
				250,944,884	250,944,884

Total Investments — 106.8%				4,910,020,304	5,795,157,385
Liabilities Less Other Assets — (6.8)%					(370,644,607)
Net Assets — 100.0%					$5,424,512,778

EUR – Euro

EURIBOR – Euro Interbank Offered Rate

USD – United States Dollar

LLC – Limited Liability Company

LP – Limited Partnership

US – United States

1    As of March 31, 2026 all or a portion of the security has been pledged as collateral for a secured revolving facility. The market value of the securities in the pledged account totaled $5,795,157,385 as of March 31, 2026. See Note 2, subsection Borrowing, Use of Leverage of the Notes to Consolidated Financial Statements for additional information.

2    Investment valued using net asset value per share as practical expedient. See Note 11 for respective investment strategies, unfunded commitments, and redemptive restrictions.

3    These securities are restricted, the total value of these securities is $5,125,149,515, which represents 94.5% of total net assets of the Fund.

4    Foreign securities entered into in foreign currencies are converted to U.S. Dollars using period end spot rates.

5    Value was determined using significant unobservable inputs.

6    Principal includes accumulated payment in kind (“PIK”) interest and is net of repayments, if any.

7    Affiliated security. See Note 10.

8    Floating rate security. Rate shown is the rate effective as of period end.

9    The rate is the annualized seven-day yield at period end.

See accompanying Notes to Consolidated Financial Statements.

Cascade Private Capital Fund
Consolidated Summary of Investments As of March 31, 2026 (Unaudited)
Security Type/Sector	Percent of Total Net Assets
Primary Fund Investments	25.3%
Secondary Fund Investments	40.4%
Equity Co-Investments	31.5%
Credit Co-Investments	3.2%
Private Equity	0.0%
Registered Funds	1.8%
Short-Term Investments	4.6%
Total Investments	106.8%
Liabilites in Excess of Other Assets	(6.80)%
Total Net Assets	100.0%

See accompanying Notes to Consolidated Financial Statements.

Cascade Private Capital Fund
Consolidated Statement of Assets and Liabilities As of March 31, 2026
Assets:
Investments in unaffiliated securities, at value (cost $4,810,020,304)	$5,695,910,681
Investments in affiliated securities, at value (cost $100,000,000)	99,246,704
Cash	3,928,341
Receivables:
Investment securities sold	28,757,117
Fund shares sold	3,592,765
Dividends and interest	9,581,685
Due from Investment Manager for affiliated fund waiver	127,780
Prepaid expenses	606,729
Prepaid commitment fees on secured revolving credit facility	8,684,620
Total assets	5,850,436,422

Liabilities:
Payables:
Secured revolving credit facility (Note 2)	380,000,000
Investment securities purchased	24,309,978
Deferred tax liability	14,188,952
Current tax liability	3,734,307
Interest on secured revolving credit facility	93,899
Investment Management Fees	1,167,891
Fund accounting and administration fees	1,226,126
Legal fees	71,589
Audit fees	382,485
Custody fees	306,321
Transfer agency and sub-transfer agency fees and expenses	9,309
Trustees’ fees and expenses	56,250
Chief compliance officer fees	1,812
Other accrued expenses	374,725
Total liabilities	425,923,644

Net Assets	$5,424,512,778

Commitments and Contingencies (see Note 2)
Components of Net Assets:
Paid-in capital (par value of $0.001 per share with an unlimited number of shares authorized)	$4,546,648,032
Total distributable earnings	877,864,746
Net Assets	$5,424,512,778

Class I Shares:
Net assets applicable to shares outstanding	$5,424,512,778
Shares of beneficial interest issued and outstanding	262,899,854
Net asset value, offering, and redemption price per share	$20.63

See accompanying Notes to Consolidated Financial Statements.

Cascade Private Capital Fund
Consolidated Statement of Operations For the Year Ended March 31, 2026
Investment Income:
Distributions from private funds	$193,436,139
Dividends from affiliated investments	10,290,019
Dividends	20,420,894
PIK Interest	2,894,625
Interest	19,862,202
Total investment income	246,903,879

Expenses:
Investment Management Fees	57,612,812
Interest on secured revolving credit facility	26,863,529
Transfer agent fees and expenses	4,841,098
Commitment fees on secured revolving credit facility	2,770,467
Equalization interest on private investment vehicles (Note 2)	2,239,028
Legal fees	2,020,520
Fund accounting and administration fees	1,962,865
Registration fees	671,460
Miscellaneous expenses	501,881
Audit fees	456,915
Custody fees	205,202
Shareholder reporting fees	167,738
Trustees’ fees and expenses	163,088
Chief Compliance Officer fees	69,981
Insurance fees	47,918
Offering costs	11,274
Total fees and expenses	100,605,776
Investment Management Fees waived	(23,765,292)
Affiliated fund fee waiver (Note 4)	(988,590)
Net expenses	75,851,894
Net investment income	171,051,985
Current tax expense	(3,734,307)
Net investment income (loss), net of taxes	167,317,678

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments – unaffiliated	920,933
Foreign currency transactions	311,327
Net realized gain	1,232,260
Net change in unrealized appreciation/(depreciation) on:
Investments in unaffiliated issuers	571,641,720
Investments in affiliated issuers	(2,919,021)
Foreign currency translations	(6,055)
Deferred tax expense	(8,839,908)
Net change in unrealized appreciation/(depreciation), net of deferred taxes	559,876,736
Net realized and unrealized gain	561,108,996

Net Increase in Net Assets from Operations	$728,426,674

See accompanying Notes to Consolidated Financial Statements.

Cascade Private Capital Fund
Consolidated Statements of Changes in Net Assets
	For the Year Ended March 31, 2026	For the Year Ended March 31, 2025
Net Increase in Net Assets from:
Operations:
Net investment income	$167,317,678	$69,181,577
Net realized gain on investments and foreign currency transactions	1,232,260	4,194,566
Net change in unrealized appreciation/depreciation on investments	559,876,736	261,748,989
Net increase in net assets resulting from operations	728,426,674	335,125,132

Distributions to shareholders:
From distributable earnings:
Class I	(125,241,930)	(60,007,577)
From return of capital:
Class I	(18,811,870)	—
Total	(144,053,800)	(60,007,577)

Capital Transactions:
Proceeds from shares sold:
Class I	2,385,923,450	1,917,651,343
Reinvestment of distributions:
Class I	5,429,219	3,688,369
Cost of shares repurchased:
Class I	(209,050,698)	(15,920,414)
Net increase in net assets from capital transactions	2,182,301,971	1,905,419,298

Net increase in net assets	2,766,674,845	2,180,536,853

Net Assets:
Beginning of period	2,657,837,933	477,301,080
End of period	$5,424,512,778	$2,657,837,933

Capital Share Transactions:
Shares sold:
Class I	122,412,550	116,800,241
Shares issued in reinvestment of distributions:
Class I	269,039	220,860
Shares redeemed:
Class I	(10,344,169)	(938,875)
Net increase in capital shares outstanding	112,337,420	116,082,226

See accompanying Notes to Consolidated Financial Statements.

Cascade Private Capital Fund
Consolidated Statement of Cash Flows For the Year Ended March 31, 2026
Cash flows provided by (used in) operating activities:
Net increase in net assets from operations	$728,426,674
Adjustments to reconcile net increase in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments, net of unfunded commitments	(2,721,547,190)
Sales of investments	93,033,814
Net accretion on investments	(126,651)
Net realized gain on investments	(920,933)
Net realized gain on paydowns	(90,615)
Net change in unrealized (appreciation)/depreciation	(568,722,699)
Return of capital distributions received	175,842,748
PIK interest	(2,894,625)
Change in deferred tax liability, net	8,839,908
Change in current tax liability, net	3,734,307
Change in short-term investments, net	234,438,074
(Increase)/Decrease in assets:
Investment securities sold	(28,757,117)
Dividends and interest	(4,061,501)
Due from Investment Manager for affiliated fund waiver	11,285
Prepaid expenses	(313,695)
Prepaid commitment fees on secured revolving credit facility	(4,039,533)
Increase/(Decrease) in liabilities:
Investment securities purchased	(176,519,046)
Investment Management Fees	1,167,891
Interest payable on secured revolving credit facility	50,208
Audit fees	251,135
Legal fees	(121,325)
Fund accounting and administration fees	182,268
Trustees’ fees and expenses	19,338
Custody fees	204,031
Transfer Agency fees and expenses	(80,561)
Chief Compliance Officer fees	(4,085)
Other accrued expenses	68,561
Net cash (used in) operating activities	(2,261,929,334)

Cash flows provided by (used in) financing activities:
Proceeds from shares sold, net of receivable for Fund shares sold	2,390,164,538
Cost of shares repurchased	(209,050,698)
Distributions paid to shareholders, net of reinvestments	(138,624,581)
Proceeds from secured revolving credit facility	530,000,000
Payments on secured revolving credit facility	(315,000,000)
Net cash provided by financing activities	2,257,489,259

Net decrease in cash	(4,440,075)

Cash
Cash, beginning of year	8,368,416
Cash, end of year	$3,928,341

Non cash financing activities not included herein consist of $5,429,219 of reinvested dividends and $2,894,625 of PIK interest.

Cash paid for interest on credit facility during the period was $26,813,321.

See accompanying Notes to Consolidated Financial Statements.

Cascade Private Capital Fund
Consolidated Financial Highlights Class I

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Year Ended March 31, 2026	For the Year Ended March 31, 2025	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Period January 7, 2022* through March 31, 2022
Net asset value, beginning of period	$17.65	$13.84	$12.07	$10.77	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	0.82	0.80	(0.03)	(0.21)	(0.05)
Net realized and unrealized gain on investments[2]	2.78	3.55	1.80	1.51	0.82
Total income from investment operations	3.60	4.35	1.77	1.30	0.77

Less Distributions to shareholders:
From net investment income	(0.54)	(0.54)	—	—	—
From return of capital	(0.08)	—	—	—	—
Total Distributions to shareholders	(0.62)	(0.54)	—	—	—

Net asset value, end of period	$20.63	$17.65	$13.84	$12.07	$10.77

Total return[6]	20.50%	31.65%	14.66%	12.07%	7.72%[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$5,424,513	$2,657,838	$477,301	$124,931	$111,496

Ratio of expenses to average net assets:
Before fees waived and deferred tax expense	1.74%	1.84%	1.86%	2.32%	2.86%[4]
After fees waived	1.14%	0.41%	1.71%	2.32%	2.54%[4]

Ratio of expenses to average net assets (including interest expense)[5]:
Before fees waived	2.44%	2.56%	1.86%	2.32%	2.86%[4]
After fees waived	1.84%	1.13%	1.71%	2.32%	2.54%[4]

Ratio of net investment income (loss) to average net assets (including interest expense)[5]:
Before fees waived	3.56%	3.36%	-0.36%	-1.87%	-2.34%[4]
After fees waived	4.16%	4.79%	-0.21%	-1.87%	-2.02%[4]

Portfolio turnover rate	2%	53%	4%	0%	0%[3]

*      Commencement of operations.

1    Based on average daily shares outstanding for the period.

2    Realized and unrealized gains and losses per share are balancing amounts necessary to reconcile the change in net asset value per share with the other per share information presented.

3    Not annualized.

4    Annualized.

5    These ratios exclude the impact of expenses of the underlying investment companies holdings as represented in the Consolidated Schedule of Investments.

6    Total returns would have been lower had expenses not been waived by the Investment Manager. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchase of Fund shares.

See accompanying Notes to Consolidated Financial Statements.

Cascade Private Capital Fund
Consolidated Financial Highlights Class I (Continued)
Supplemental Expense Ratios:	For the Year Ended March 31, 2026	For the Year Ended March 31, 2025	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Period January 7, 2022* through March 31, 2022
Ratio of expenses to average net assets:
Deferred tax expense	0.31%	0.31%	0.05%	—%	—%
With fees waived, after taxes	1.45%	0.72%	1.76%	—%	—%

Senior Securities
Total Amount Outstanding
Secured Revolving Credit Facility	$380,000,000	$165,000,000	$—	$—	$—
Asset Coverage Per $1,000 of Borrowings
Secured Revolving Credit Facility	15,275	17,108	—	—	—

See accompanying Notes to Consolidated Financial Statements.

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2026

1. Organization

Cascade Private Capital Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund is organized under the laws of the State of Delaware as a Delaware statutory trust pursuant to a Fourth Amended and Restated Certificate of Trust dated as of February 27, 2024, as it may be further amended from time to time. The Fund commenced operations on January 7, 2022. The Fund operates as an interval fund pursuant to Rule 23c-3 of the Investment Company. Cliffwater LLC (“Cliffwater” or the “Investment Manager”) serves as the investment adviser to the Fund. The Investment Manager is an investment adviser registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended.

The Fund currently offers one class of shares (“Shares”), Class I Shares, on a continuous basis at the net asset value (“NAV”) per share. Class I Shares were formerly named Class 1 Shares. The minimum initial investment in the Fund is $25,000,000 for the Class I Shares. Investors purchasing Class I Shares are not charged a sales load. Class 2 Shares, Class 3 Shares and Class 4 Shares are no longer offered.

The Fund’s investment objective is to generate long-term capital appreciation by investing in a portfolio of private equity, private debt, as well as structured equity securities that have both equity and credit qualities, investments in real assets, including real estate, and any newer instruments such as collateralized fund obligations (together, “Private Capital”) that provide attractive risk-adjusted return potential. Private Capital investments are investments into the equity and/or debt of private companies. The Fund will seek to achieve its objective through exposure to a broad set of managers, strategies and transaction types across multiple sectors, geographies and vintage years (the first year in which a fund receives capital from investors or starts making investments). Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in assets representing investments in Private Capital. Unfunded commitments are not counted for purposes of calculating the Fund’s 80% policy. This test is applied at the time of investment; later percentage changes caused by a change in the value of the Fund’s assets, including as a result of the issuance or repurchase of Shares, will not require the Fund to dispose of an investment. The Fund expects that most of its debt investments will not be rated by any rating agency, will not be registered with the SEC or any state or foreign securities commission and will not be listed on any national securities exchange.

The Fund is deemed to be an individual reporting segment. The objective and strategy of the Fund are used by the Investment Manager to make investment decisions, and the results of the operations, as shown on the Consolidated Statement of Operations and the Consolidated Financial Highlights for the Fund is the information utilized for the day-to-day management of the Fund. The Fund is party to the expense agreements as disclosed in the Notes to the Consolidated Financial Statements and there are no resources allocated to the Fund based on performance measurements. The Investment Manager is deemed to be the chief decision maker with respect to the Fund’s investment decisions.

Consolidation of Subsidiaries

Each subsidiary was formed as a limited liability company and is a wholly owned subsidiary of the Fund. The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statements of Changes in Net Assets, Consolidated Statement of Cash Flows and Consolidated Financial Highlights of the Fund includes the accounts of each subsidiary. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund.

A list of the subsidiaries that hold assets is as follows as of March 31, 2026:

Subsidiary	Date of Formation	Net Assets of Subsidiary	Percentage of Fund’s Total Net Assets
MassMutual Private Equity Funds LLC (“MMPEF”)	January 7, 2022	$ 118,467,903	2.18%
MassMutual Private Equity Funds Subsidiary LLC (“MMPEF Subsidiary”)	January 7, 2022	7,157,544	0.13%
CPCF Holdings (D1) LLC (“CPCF HLD1”)	April 1, 2024	1,307,285,699	24.10%
CPCF Splitter LLC (“CPCF Splitter”)	June 11, 2024	3,462,167,871	63.82%
CPCF Blocker LLC (“CPCF Blocker”)	June 11, 2024	228,305,868	4.21%
CPCF Holdings (D3) LLC (“CPCF HLD3”)	April 1, 2024	34,614,352	0.64%

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

2. Significant Accounting Policies

Basis of Preparation and Use of Estimates

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The accompanying Consolidated Financial Statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Investment Transactions and Related Investment Income

Investment transactions are accounted for on a trade-date basis. However, for daily NAV determination, portfolio securities transactions are reflected no later than in the first calculation on the first business day following trade date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium, accretion of discount and loan origination fees using the effective interest method over the respective term of the loan. Upon the prepayment of a loan or security, any unamortized loan origination fees, original issue discount and market discount are recorded as interest income. The Fund records prepayment premiums as interest income when it receives such amounts. Equalization interest on private investment vehicles is interest payments made to existing shareholders of closed-end vehicles when investing in a later close and are expensed as incurred. In some cases, the Fund enters into secondary transactions for the purchase or sale of investments that include deferred payment terms. In such cases, the Fund recognizes the investment purchased or sold on the trade date. When consideration is deferred, the Fund records a receivable for investments sold or a payable for investments purchased representing the contractual amount due. If the deferral period is significant, the receivable or payable is initially measured at its present value, with any discount accreted into income over the deferral period using the effective interest method. If the impact of discounting is not material, the receivable or payable is recorded at its contractual amount. These receivables and payables are not actively traded and are based on contractual terms specific to the transaction. Accordingly, they are classified as Level 3 within the fair value hierarchy. The carrying value of these instruments approximates fair value due to the relatively short-term nature of the arrangements and/or the credit quality of the counterparties.

Realized gains and losses on investment transactions are determined using cost calculated on a specific identification basis. Paydown gains and losses are recorded as an adjustment to interest income in the Consolidated Statement of Operations. Dividends are recorded on the ex-dividend date. Distributions from private investments that represent returns of capital in excess of cumulative profits and losses are credited to investment cost rather than investment income.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required. Management of the Fund is required to determine whether a tax position taken by the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. Based on its analysis, there were no tax positions identified by management of the Fund that did not meet the “more likely than not” standard as of March 31, 2026.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes as an income tax expense on the Consolidated Statement of Operations. For the year ended March 31, 2026, the Fund did not have interest or penalties associated with underpayment of income taxes.

CPCF HLD1 and MMPEF are disregarded entities for income tax purposes. MMPEF Subsidiary, CPCF HLD3 and CPCF Blocker are limited liability companies that have elected to be taxed as corporations and are therefore obligated to pay federal and state income tax on their taxable income. CPCF Splitter is a limited liability company that is treated as a partnership for income tax purposes. CPCF Splitter is owned by CPCF Blocker and CPCF HLD1. Currently, the federal

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

2. Significant Accounting Policies (continued)

income tax rate for a corporation is 21%. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

Distributions to Shareholders

Distributions are paid at least annually on the Shares in amounts representing substantially all of the Fund’s net investment income, if any, earned each year. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including capital loss carryover); however, it may distribute any excess annually to its shareholders.

The exact amount of distributable income for each fiscal year can only be determined at the end of the Fund’s fiscal year, March 31. Under Section 19 of the Investment Company Act, the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

Cash and Cash Equivalents

Cash and cash equivalents consist of cash and short-term investments which are readily convertible into cash and have an original maturity of three months or less. State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian. Cash and cash equivalents are subject to credit risk to the extent those balances exceed applicable Securities Investor Protection Corporations or Federal Deposit Insurance Corporation limitations.

Cash and Investments, at value on the Consolidated Statement of Assets and Liabilities can include deposits in money market funds, which are classified as Level 1 assets. As of March 31, 2026, the Fund held cash of $3,928,341 and $250,944,884 in a short-term money market fund.

Foreign Currency Translation

The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Fund’s NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Participations and Assignments

The Fund may acquire interests in loans either directly (by way of original issuance, sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating in the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation.

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

2. Significant Accounting Policies (continued)

Commitments and Contingencies

Commercial loans purchased by the Fund (whether through participations or as a lender of record) may be structured to include both term loans, which are generally fully funded at the time of investment, and unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities and delayed draw term loans, which may obligate the Fund to supply additional cash to the borrower on demand, representing a potential financial obligation by the Fund in the future. The Fund may receive a commitment fee based on the undrawn portion of such unfunded loan commitments. The commitment fee is typically set as a percentage of the commitment amount. As of March 31, 2026, the Fund had no unfunded loan commitments.

Valuation of Investments

The Board of Trustees (the “Board”) has designated the Investment Manager as its valuation designee (“Valuation Designee”) pursuant to Rule 2a-5 under the Investment Company Act to perform fair value determinations for investments that do not have readily available market quotations. Under the valuation policy and procedures for the Fund (the “Valuation Procedures”) adopted by the Fund, the Board has delegated day-to-day responsibility for fair value determinations and pricing to the Valuation Designee subject to the oversight of the Board.

Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on a day the Fund will calculate its net asset value as of the close of business on each day that the New York Stock Exchange is open for business and at such other times as the Board shall determine (each a “Determination Date” or at approximately 4:00 pm U.S. Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the Determination Date, the mean between the closing bid and asked prices and if no asked price is available, at the bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price (which is the last trade price at or before 4:00:02 p.m. U.S. Eastern Time adjusted up to NASDAQ’s best offer price if the last trade price is below such bid and down to NASDAQ’s best offer price if the last trade is above such offer price) will be used.

Fixed income securities (including corporate bonds and senior secured loans) with a remaining maturity of 60 days or more for which accurate market quotations are readily available will normally be valued according to dealer supplied mean quotations or mean quotations from a recognized pricing service. The independent pricing agents may employ methodologies that utilize actual market transactions (if the security is actively traded), broker-dealer supplied valuations, or matrix pricing. Matrix pricing determines a security’s value by taking into account such factors as security prices, yields, maturities, call features, ratings and developments relating to comparable securities. Debt obligations with remaining maturities of 60 days or less when originally acquired will be valued at their amortized cost, which approximates fair market value.

Redeemable securities issued by open-end registered investment companies, including money market funds, are valued at the investment company’s applicable net asset value as reported by such companies, with the exception of exchange-traded open-end registered investment companies which are priced in accordance with the second paragraph within this Valuation of Investments section.

The Fund may invest in interests or shares in private investment companies and/or funds (“Private Investment Funds”) where the net asset value is calculated and reported by respective unaffiliated investment managers on a monthly or quarterly basis. Unless the Valuation Designee is aware of information that a value reported to the Fund by a portfolio, underlying manager, or administrator does not accurately reflect the value of the Fund’s interest in that Private Investment Fund, the Valuation Designee will use the net asset value provided by the Private Investment Funds as a practical expedient to estimate the fair value of such interests.

Repurchase Offers

The Fund is a closed-end investment company structured as an interval fund and, as such, has adopted a fundamental policy to make semi-annual repurchase offers, at per-class NAV, of not less than 5% of the Fund’s outstanding Shares on the repurchase request deadline. The Fund will offer to purchase only a small portion of its Shares during each repurchase offer, and there is no guarantee that shareholders will be able to sell all of the Shares that they desire to sell in any particular repurchase offer. Under current regulations, such offers must be for not less than 5% nor more than

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

2. Significant Accounting Policies (continued)

25% of the Fund’s Shares outstanding on the repurchase request deadline. If a repurchase offer is oversubscribed, the Fund may repurchase only a pro rata portion of the Shares tendered by each shareholder. The potential for proration may cause some investors to tender more Shares for repurchase than they wish to have repurchased or result in investors being unable to liquidate all or a given percentage of their investment during the particular repurchase offer.

Borrowing, Use of Leverage

On September 26, 2024, the Fund’s wholly owned subsidiary, CPCF HLD1, entered into a secured revolving credit facility (the “Facility”), with JPMorgan Chase Bank N.A. (the “Lender”). The Facility, as most recently amended, effective January 2, 2026, provides for borrowings on a committed basis in an aggregate principal amount up to $1,250,000,000, and may be increased further from time to time upon mutual agreement by the Lender and CPCF HLD1. The Facility matures on September 26, 2028 and may be extended further from time to time. In connection with the Facility, CPCF HLD1 has made certain customary representations and warranties and is required to comply with various customary covenants, reporting requirements and other requirements. The Facility contains events of default customary for similar financing transactions, including but not limited to: (i) the failure to make principal, interest or other payments when due after the applicable grace period; (ii) the insolvency or bankruptcy of CPCF HLD1 or the Fund; (iii) a change of control of CPCF HLD1; or (iv) a change of management of the Fund. Upon the occurrence and during the continuation of an event of default, the Lender may declare the outstanding advances and all other obligations under the Facility immediately due and payable. For the period ended March 31, 2026, the average balance outstanding, maximum borrowing amount, interest rate at period end and weighted average interest rate were $292,931,507, $555,000,000, 6.95%, and 7.26%, respectively. The interest expense during the year ended March 31, 2026 was $26,863,529. Commitment fees incurred are prepaid and amortized over the term of the loan. Fair value of the Facility balance approximates carrying value as the loan has variable interest based on short term rates. This loan would be categorized as Level 3 within the fair value hierarchy.

Certain Fund investments are held by this special purpose vehicle (“SPV”). The use of leverage increases both risk of loss and profit potential. The Fund is subject to the Investment Company Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed (including through one or more SPVs that are wholly-owned subsidiaries of the Fund), measured at the time the investment company incurs the indebtedness. This means that at any given time the value of the Fund’s total indebtedness may not exceed one-third the value of its total assets (including such indebtedness).The interests of persons with whom the Fund (or SPVs that are wholly-owned subsidiaries of the Fund) enters into leverage arrangements will not necessarily be aligned with the interests of the Fund’s shareholders and such persons will have claims on the Fund’s assets that are senior to those of the Fund’s shareholders. In addition to the risks created by the Fund’s use of leverage, the Fund is subject to the additional risk that it would be unable to timely, or at all, obtain leverage borrowing. The Fund might also be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the Fund’s ability to generate income from the use of leverage would be adversely affected.

Recent Accounting Pronouncements

In December 2023, the FASB issued Accounting Standard Update No. 2023-09, Income Taxes (ASC 740) Improvements to Income Tax Disclosures (“ASU 2023-09”). The primary purpose of the amendments within ASU 2023-09 is to enhance the transparency and decision usefulness of income tax disclosures primarily related to the rate reconciliation table and income taxes paid information. The amendments in ASU 2023-09 require that public business entities on an annual basis (1) disclose specific categories in the rate reconciliation and (2) provide additional information for reconciling items that meet a quantitative threshold. In addition, the amendments in this ASU 2023-09 require that all entities disclose on an annual basis taxes paid disaggregated by federal, state, foreign, and individual jurisdiction (when income taxes paid is equal to or greater than five percent of total income taxes paid). The amendments in ASU 2023-09 are effective for annual periods of public business entities beginning after December 15, 2024. Early adoption is permitted for annual financial statements that have not yet been issued or made available for issuance. The amendments in ASU 2023-09 should be applied on a prospective basis. Retrospective application is permitted.

In the reporting period, the Fund adopted FASB Accounting Standards Update 2023-09, Income Taxes (Topic 740) — Improvements to Income Tax Disclosures (ASU 2023-09), which enhances income tax disclosures, including disclosure income taxes paid disaggregated by jurisdiction. Adoption of the new standard did not materially impact financial statement disclosures and did not affect the Fund’s financial position or the results of its operations. See Note 7 for more information.

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

3. Principal Risks

Non-Diversified Status

The Fund is a “non-diversified” management investment company. Thus, there are no percentage limitations imposed by the Investment Company Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more securities are allocated a relatively large percentage of the Fund’s assets, losses suffered by such securities could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of securities. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

Investment Funds

The Fund will incur higher and duplicative expenses, including advisory fees, when it invests in shares of mutual funds (including money market funds), business development companies (“BDC”), closed-end funds, exchange-traded funds (“ETFs”) and other pooled investment vehicles (“Investment Funds”). The Fund’s ability to achieve its investment objective depends largely on the performance of the Investment Funds selected. Each Investment Fund has its own investment risks, and those risks can affect the value of the Investment Funds’ securities and therefore the value of the Fund’s investments. There can be no assurance that the investment objective of any Investment Fund will be achieved. An Investment Fund may change its investment objective or policies without the Fund’s approval, which could force the Fund to withdraw its investment from such Investment Fund at a time that is unfavorable to the Fund. In addition, one Investment Fund may buy the same securities that another Investment Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. There is also the risk that the ETFs in which the Fund invests that attempt to track an index may not be able to replicate exactly the performance of the indices they track, due to transactions costs and other expenses of the ETFs. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV. The shares of listed closed-end funds may also frequently trade at a discount to their net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease, and it is possible that the discount may increase. The Fund may also be unable to liquidate its investment in a Private Investment Funds when desired.

The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objectives and permissible under the Investment Company Act. Under one provision of the Investment Company Act, the Fund may not acquire the securities of other investment companies if, as a result, (i) more than 10% of the Fund’s total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund or (iii) more than 5% of the Fund’s total assets would be invested in any one investment company. In some instances, the Fund may invest in an investment company in excess of these limits. For example, the Fund may invest in other registered investment companies, such as mutual funds, closed-end funds and ETFs, and in BDCs in excess of the statutory limits imposed by the Investment Company Act in reliance on Rule 12d1-4 under the Investment Company Act. These investments would be subject to the applicable conditions of Rule 12d1-4, which in part would affect or otherwise impose certain limits on the investments and operations of the underlying fund. Accordingly, if the Fund serves as an “underlying fund” to another investment company, the Fund’s ability to invest in other investment companies, private funds and other investment vehicles may be limited and, under these circumstances, the Fund’s investments in other investment companies, private funds and other investment vehicles will be consistent with applicable law and/or exemptive relief obtained from the SEC. The requirements of Rule 12d1-4 have been implemented by the Fund with respect to its fund of funds arrangements.

Valuations of Private Equity Investments; Valuations Subject to Adjustment

A large percentage of the securities in which the Fund invests will not have a readily determinable market price and will use the net asset value provided by the Private Investment Funds as a practical expedient to estimate the fair value of such interests.

As valuation designee, Cliffwater, among other things, is responsible for establishing fair valuation methodologies and determining, in good faith, the fair value of all of the assets of the Fund for which there are no readily available market quotations in accordance with the Fund Valuation Procedures. The determination of fair value is performed by an internal valuation committee that is separated from the investment process.

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

3. Principal Risks (continued)

The valuation methodology set forth in the Fund’s Valuation Procedures incorporates general private equity valuation principles. Based on the methodology, Cliffwater may adjust a portfolio fund manager’s periodic valuation of a portfolio fund, or a co-investment’s valuation, as appropriate.

While the Fund’s Valuation Procedures are designed to estimate the fair market value of investments as of any measurement date, there is uncertainty in some of the inputs used. For example, valuations are based upon data reported by the portfolio fund and co-investments which may be subject to subsequent revisions. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the NAV of the Fund, at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by investors who had their Shares repurchased prior to such adjustments and received their repurchase proceeds, subject to the ability of the Fund to adjust or recoup the repurchase proceeds received by shareholders under certain circumstances. As a result, to the extent that such subsequently adjusted valuations from the portfolio funds, co-investments, direct private equity investments or the Fund adversely affect the Fund’s NAV, the outstanding Shares may be adversely affected by prior repurchases to the benefit of shareholders who had their Shares repurchased at a NAV higher than the adjusted amount. Conversely, any increases in the NAV resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Shares and to the detriment of shareholders who previously had their Shares repurchased at a NAV lower than the adjusted amount. The same principles apply to the purchase of shares. New shareholders may be affected in a similar way.

Economic Downturn or Recession and other Market Disruptions

Many of the Fund’s investments may be issued by companies susceptible to economic slowdowns or recessions. Therefore, the Fund’s non-performing assets are likely to increase, and the value of its portfolio is likely to decrease, during these periods. A prolonged recession may result in losses of value in the Fund’s portfolio and a decrease in the Fund’s revenues, net income and NAV. Unfavorable economic conditions also could increase the Fund’s funding costs, limit the Fund’s access to the capital markets or result in a decision by lenders not to extend credit to it on terms it deems acceptable. These events could prevent the Fund from increasing investments and harm the Fund’s operating results.

The Fund may also be adversely affected by uncertainties and events around the world, such as public health emergencies (such as the COVID-19 pandemic), terrorism, political developments, changes in government policies, taxation, threatened or actual imposition of tariffs, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested.

Additionally, various countries have seen significant internal conflicts and in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or terrorism or other political developments cannot be excluded. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments, including the imposition of sanctions or other similar measures, could adversely affect the Fund’s investments.

The current presidential administration has called for and is seeking to quickly enact significant changes to U.S. fiscal, tax, trade, healthcare, immigration, foreign, and government regulatory policy. Significant uncertainty exists with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. Although the Fund cannot predict the impact, if any, of these changes to the Fund’s business, they could adversely affect the Fund’s business, financial condition, operating results and cash flows.

SOFR RISK

Secured Overnight Financing Rate (“SOFR”) is a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“NYFR”). If data from a given source required

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

3. Principal Risks (continued)

by the NYFR to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from the London Interbank Offered Rate (“LIBOR”). As a result of benchmark reforms, publication of all LIBOR settings ceased as of June 30, 2023 and all synthetic U.S. dollar LIBOR settings were discontinued at the end of September 2024. LIBOR was intended to be an unsecured rate that represented interbank funding costs for different short-term maturities or tenors. It was a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR was intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future, including following the discontinuation of LIBOR, may bear little or no relation to historical levels of SOFR, LIBOR or other rates. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. All of the aforementioned may adversely affect the Fund or a portfolio fund’s performance or NAV.

Limited Liquidity

Shares in the Fund provide limited liquidity since shareholders will not be able to redeem Shares on a daily basis. A shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so. In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through repurchase offers made semi-annually by the Fund. In addition, the Fund does not expect any trading market to develop for the Shares.

As a result, if investors decide to invest in the Fund, they will have very limited opportunity to sell their Shares. Shares in the Fund are therefore suitable only for investors who can bear the risks associated with the limited liquidity of shares and should be viewed as a long-term investment.

4. Investment Management and Other Agreements

The Fund has entered into an investment management agreement (the “Investment Management Agreement”) with the Investment Manager. Pursuant to the Investment Management Agreement, the Fund has agreed to pay the Investment Manager a monthly investment management fee (the “Investment Management Fee”) equal to 1.40% on an annualized basis of the Fund’s average net assets. The Investment Manager contractually agreed to waive its entire Investment Management Fee until June 30, 2025 and agreed to partially waive its Investment Management Fee to charge 1.00% on an annualized basis of the Fund’s average net assets from July 1, 2025 until June 30, 2026. The Investment Manager waived $23,765,292 in Investment Management Fees for the year ended March 31, 2026 and is not permitted to recoup the waived fees. For the year ended March 31, 2026, the Investment Manager also voluntarily waived Investment Management Fees of $988,590 associated with the Fund’s investment in the Cliffwater Corporate Lending Fund and is not permitted to recoup the waived fees.

Foreside Fund Services, LLC serves as the Fund’s distributor and UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and administrator. For the year ended March 31, 2026, the Fund’s allocated UMBFS fees are reported on the Consolidated Statement of Operations.

An officer and Trustee of the Fund is an employee of the Investment Manager. The Fund does not compensate Trustees or officers affiliated with the Investment Manager for their service to the Fund. For the year ended March 31, 2026, the Fund’s allocated fees incurred for Trustees are reported on the Consolidated Statement of Operations.

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

4. Investment Management and Other Agreements (continued)

Vigilant Compliance, LLC provides Chief Compliance Officer (“CCO”) services to the Fund. The Fund’s allocated fees incurred for CCO services for the year ended March 31, 2026, are reported on the Consolidated Statement of Operations.

5. Fair Value of Investments

Fair value — Definition

The Fund uses a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•  Level 1 — Valuations based on unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

•  Level 2 — Valuations based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly.

•  Level 3 — Valuations based on inputs that are both significant and unobservable to the overall fair value measurement.

Investments in Private Investment Funds measured based upon NAV as a practical expedient to determine fair value are not required to be categorized in the fair value hierarchy.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, determining fair value requires more judgment. Because of the inherent uncertainly of valuation, estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Investment Manager in determining fair value is greatest for investments categorized in Level 3.

The Fund’s assets recorded at fair value have been categorized based on a fair value hierarchy as described in the Fund’s significant accounting policies. The following table presents information about the Fund’s assets and liabilities measured at fair value as of March 31, 2026:

Assets	Level 1	Level 2	Level 3	Net Asset Value	Total
Investments, at fair value
Primary Fund Investments	$—	$—	$—	$1,373,605,299	$1,373,605,299
Secondary Fund Investments	—	—	27,052,733	2,164,537,364	2,191,590,097
Equity Co-Investments	—	—	258,564,673	1,448,322,028	1,706,886,701
Credit Co-Investments	—	—	34,105,712	138,684,824	172,790,536
Private Equity	—	—	93,164	—	93,164
Registered Funds	99,246,704	—	—	—	99,246,704
Short-Term Investments	250,944,884	—	—	—	250,944,884
Total Assets	$350,191,588	$—	$319,816,282	$5,125,149,515	$5,795,157,385

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

5. Fair Value of Investments (continued)

The following table presents the changes in assets and transfers in and out for investments that are classified in Level 3 of the fair value hierarchy for the year ended March 31, 2026:

	Private Equity	Secondary Fund Investments	Equity Co-Investments	Credit Co-Investments	Total
Balance as of April 1, 2025	$—	$20,881,026	$128,865,513	$20,014,811	$169,761,350
Purchases	4,784	1,703,397	90,242,502	15,198,000	107,148,683
Sales/Paydowns	—	—	(11,426,006)	(1,328,539)	(12,754,545)
Realized gains (losses)	—	—	(6,861)	—	(6,861)
Original issue discount and amendment fees	—	—	—	—	—
Accretion	—	—	—	126,583	126,583
Change in unrealized appreciation (depreciation)	88,380	4,468,310	50,889,525	94,857	55,541,072
Transfers In1	—	—	—	—	—
Transfers Out[2]	—	—	—	—	—
Balance as of March 31, 2026	$93,164	$27,052,733	$258,564,673	$34,105,712	$319,816,282
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at March 31, 2026	$88,380	$4,468,309	$58,624,180	$94,857	$63,275,726

1          Transferred from Level 2 to Level 3 because observable market data became unavailable for the investments.

2          Transferred from Level 3 to Level 2 because observable market data became available for the investments.

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of March 31, 2026.

The weighted average is calculated by weighting relative fair value.

				Range of Inputs
Investments	Fair Value	Valuation Technique	Unobservable Inputs	Low	High	Weighted Average	Impact on Valuation from Increase in Input
Credit Co-Investments	$29,133,695	Income Approach	Discount Rate	13.39%	14.45%	14.13%	Decrease
			LTM Revenue ($ Millions)	1,585	1,585	1,585	Increase
			Debt/EBITDA	6.6x	6.6x	6.6x	Decrease
			Interest Coverage	1.7x	1.7x	1.7x	Increase
	$4,972,017	Market Approach	Recent Transaction Price	$100.00	$100.00	$100.00	Increase
Total Credit Co-Investments, at fair value	$34,105,712
Equity Co-Investments	$74,041,352	Market Approach	EBITDA Multiple	6.0x	16.3x	12.9x	Increase
	$110,811,087	Market Approach	Enterprise value ($Millions)	$42	$852,000	$417,698	Increase
	$14,722,161	Income/Market Approach	EBITDA Multiple	15.0x	15.0x	15.0x	Increase
			Discount Rate	11.94%	11.94%	11.94%	Decrease

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

5. Fair Value of Investments (continued)

				Range of Inputs
Investments	Fair Value	Valuation Technique	Unobservable Inputs	Low	High	Weighted Average	Impact on Valuation from Increase in Input
	$58,990,073	Market Approach	Recent Transaction Price	$1.00	$7,583,333.34	$1,147,412.61	Increase
Total Equity Co-Investments, at fair value	$258,564,673
Private Equity	$93,164	Income Approach	Weighted Average Cost of Capital	12.32%	12.32%	12.32%	Decrease
Secondary Fund Investments	$27,052,733	Market Approach	EBITDA Multiple	18.0x	18.0x	18.0x	Increase
Total	$319,816,282

6. Capital Stock

The Fund is authorized as a Delaware statutory trust to issue an unlimited number of Shares in one or more classes, with no par value. The minimum initial investment in Class I Shares by any investor is $25,000,000. Prior to February 27, 2024, Class I Shares were named Class 1 Shares and had a minimum initial investment of $1,000,000. The minimum additional investment in the Fund by any shareholder is $10,000. However, the Fund, in its sole discretion, may accept investments below these minimums. Shares may be purchased by principals and employees of the Investment Manager or its affiliates and their immediate family members without being subject to the minimum investment requirements. Class I Shares are not subject to any initial sales charge. Shares will generally be offered for purchase on each business day, except that Shares may be offered more or less frequently as determined by the Fund in its sole discretion. Prior to February 27, 2024, a 2.00% early repurchase fee was charged by the Fund with respect to any repurchase of Shares from a shareholder at any time prior to the day immediately preceding the one-year anniversary of the shareholder’s purchase of Shares. Such repurchase fee was retained by the Fund and will benefit the Fund’s remaining shareholders. The Board may also suspend or terminate offerings of Shares at any time.

Pursuant to Rule 23c-3 under the Investment Company Act, on a semi-annual basis, the Fund offers shareholders holding Shares the option of redeeming Shares at NAV. The Board determines the semi-annual repurchase offer amount (“Repurchase Offer Amount”), which can be no less than 5% and no more than 25% of all Shares of all classes outstanding on the repurchase request deadline. If shareholders tender more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of Shares not to exceed 2% of all outstanding Shares of the Fund on the repurchase request deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all Shares tendered for repurchase by shareholders who own less than $10,000 worth of Shares and who tender all of their Shares, before prorating other amounts tendered. In addition, the Fund may accept the total number of Shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan. The results of the repurchase offer conducted for the year ended March 31, 2026 are as follows:
Commencement Date	May 22, 2025	November 20, 2025
Repurchase Request Deadline	June 23, 2025	December 22, 2025
Repurchase Pricing date	June 23, 2025	December 22, 2025

Net Asset Value as of Repurchase Pricing Date
Class I	$18.47	$20.79

Amount Repurchased
Class I	$47,803,760	$161,246,938

Percentage of Outstanding Shares Repurchased
Class I	1.46%	3.27%

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

7. Federal Income Taxes

At March 31, 2026, gross unrealized appreciation and depreciation on investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$4,878,520,705
Gross unrealized appreciation	1,028,706,257
Gross unrealized depreciation	(112,069,577)
Net unrealized appreciation on investments	$916,636,680

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in partnership and PFIC investments.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. For the year ended September 30, 2025, permanent differences are due to the reversal of consolidation of subsidiaries, reclassified between paid-in capital and total distributable earnings were as follows:

Increases/(Decrease)
Capital	Total Distributable Earnings (Loss)
$49,148,166	$(49,148,166)

The tax character of distributions paid during the tax years ended September 30, 2025 and September 30, 2024 were as follows:

	2025	2024
Distribution paid from:
Ordinary income	$15,672,848	$—
Return of Capital	18,811,870	—
Net long-term capital gains	25,522,859	—
Total distributions paid	$60,007,577	$—

As of the tax year ending September 30, 2025, the end of the Fund’s most recent taxable year, the components of distributable earnings on a tax basis were as follows:

Accumulated capital and other losses	$(18,019,390)
Unrealized appreciation/(depreciation)	743,774,760
Total distributable earnings	$725,755,370

At September 30, 2025, the Fund had no accumulated capital loss carry forward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. The Fund has $7,380,790 in Qualified late-year losses, which are deferred until Tax year ending September 30, 2026 for tax purposes. Net late-year ordinary losses incurred after December 31 and within the taxable year and net late-year specified losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

Domestic Blocker Income Tax

MMPEF Subsidiary, CPCF Blocker and CPCF HLD3 are blockers taxed as corporations. The current taxes reflect the estimated tax liability of the Fund as of March 31, 2026, based on taxable income of the subsidiaries. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities of the subsidiaries for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of the available evidence, it is more likely than not that all of the deferred income tax asset will not be realized.

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

7. Federal Income Taxes (continued)

In determining a valuation allowance, the Fund’s assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, the duration of statutory carryforward periods and the associated risk that operating loss and capital loss carryforwards were limited or were likely to expire unused, and unrealized gains and losses on investments.

Currently the federal income tax rate for a corporation is 21% and blended state tax rate net of Federal benefit is 3.95%. As of March 31, 2026, the Fund recorded a net deferred tax liability for the investments of the subsidiaries. Should a net deferred tax asset exist in the future, the Fund will assess whether a valuation allowance should be booked to reserve against that asset.

The Fund’s current and deferred tax (expense)/benefit as of March 31, 2026 consists of the following:

Current Tax (Expense) Benefit:
Federal	$(2,985,949)
State	(748,358)
Total Current Tax (Expense) Benefit	$(3,734,307)
Deferred Tax (Expense) Benefit:
Federal	$(7,068,383)
State	(1,771,525)
Total Deferred Tax (Expense) Benefit	(8,839,908)
Total Income Tax (Expense) Benefit	$(12,574,215)

Components of the Fund’s deferred tax assets and liabilities are as follows:

Deferred Tax Assets:
Capital loss carryforward	$672

Deferred Tax Liability:
Net unrealized gain on investment securities	$(14,189,624)
Net Deferred Tax Asset/(Liability)	$(14,188,952)

Total income tax (expense)/benefit (current and deferred) differs from the amount computed by applying the federal and state statutory income tax rates to net investment income and realized and unrealized gain/(losses) on investment before taxes as follows:

	Amount	Percent
Federal Income tax expense at statutory rate	$(10,657,633)	21.00%
State Income taxes (net of federal benefit)	(2,004,650)	3.95%
Changes in valuation allowances	88,068	-0.17%
Net income tax (expense) benefit	$(12,574,215)	24.78%

As it pertains to the subsidiaries, capital losses incurred during the year can be carried back three years or forward five years. The subsidiaries deferred $2,694 of capital losses during the tax year ended September 30, 2025.

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

8. Investment Transactions

For the year ended March 31, 2026, purchases and sales of investments, excluding short-term investments, were $2,721,547,190 and $93,033,814, respectively.

9. Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

10. Related Party Transactions and Arrangements

An affiliated issuer is an entity in which the Fund has ownership of at least 5% of the voting securities, or any investment which is advised or sponsored by the advisor. In this instance, affiliation is based on the fact that the Cliffwater Corporate Lending Fund is advised by Cliffwater LLC, the same Investment Advisor to the Fund. Issuers that are affiliates of the Fund at period-end are noted in the Fund’s Consolidated Schedule of Investments. The table below reflects transactions during the period with entities that are affiliates as of March 31, 2026 and may include acquisitions of new investments, prior year holdings that became affiliated during the period and prior period affiliated holdings that are no longer affiliated as of period-end.

Affiliated Investment Company	Beginning Value at March 31, 2025	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Gain (Loss)	Value at March 31, 2026	Dividend Income
Cliffwater Corporate Lending Fund	$102,165,725	$—	$—	$—	$(2,919,021)	$99,246,704	$10,290,019

11. Private Investment Vehicles

The following table represents investment strategies, unfunded commitments and redemptive restrictions of investments that are measured at NAV per share (or its equivalent) as a practical expedient as of March 31, 2026:

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments*	Redemption Frequency	Redemption Lock-up Period	Fund Term
26N Nova Co-Investment Partners LP	Structured Capital	$60,000,000	$65,268,365	$—	None	N/A	Upon disposition of all Investments, winding-up of the Fund, or as determined by the General Partner with consent of a majority of Limited Partners and Parallel Fund Limited Partners
26N Onelife Co-Investment Partners-A LP	Middle Market Buyout	10,333,333	13,285,728	—	None	N/A	Upon disposition of all Investments, winding-up of the Fund, or as determined by the General Partner with consent of a majority of Limited Partners and Parallel Fund Limited Partners

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments*	Redemption Frequency	Redemption Lock-up Period	Fund Term
A&M Capital Partners, LP	Middle Market Buyout	$1,149,988	$1,126,300	$2,010,975	None	N/A

The existence of the Partnership commenced on the date of the filing of the Certificate of Limited Partnership and shall continue through the close of business on the tenth anniversary of the final closing date, unless extended with the consent of the LP Advisory Committee or a Majority in Interest of the Combined Limited Partners, or unless sooner dissolved

ABRY Partners VII, LP	Lower Middle Market Buyout	1,387,940	2,195,503	363,756	None	N/A	Until the tenth anniversary of the Initial Closing Date, unless extended for up to two additional one-year periods
ABRY Senior Equity IV, L.P.	Lower Middle Market Buyout	370,695	444,148	376,953	None	N/A	Until December 7, 2027, pursuant to the Third Amendment to the Amended and Restated Limited Partnership Agreement
ACON Equity Partners 3.5, L.P.	Middle Market Buyout	2,683,411	2,623,915	—	None	N/A	Until but not including the tenth anniversary of the Partnership commencement date
AE Industrial Partners Extended Value Fund, LP	Middle Market Buyout	811,551	334,265	—	None	N/A	Shall be dissolved at the end of the fiscal quarter during which the fifth anniversary of the closing date occurs with two one-year extensions
Alpine Investors VI, LP	Middle Market Buyout	22,708,250	25,247,822	2,539,861	None	N/A	Until twelve years from the date on which the Commitment Period commences, unless extended by up to two additional one-year periods
APH Extended Value Fund H, L.P.	Mega Cap Buyout	34,834,676	40,669,307	165,324	None	N/A	Until the fifth anniversary of the portfolio investment closing date, unless extended up to two one-year periods
Apse Capital II, L.P.	Middle Market Buyout	43,981,896	63,429,438	6,013,499	None	N/A	The Partnership term will end on the final date of the calendar quarter in which the fifth anniversary of the first investment closes, unless extended up to two one-year periods
Atlas Capital Resources II LP	Lower Middle Market Buyout	3,039,538	7,953,313	5,709,900	None	N/A

Until the end of the calendar quarter that includes the tenth anniversary of the date of the Partnership’s first Portfolio Investment, unless extended up to three one-year periods or unless the Partnership is sooner dissolved

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments*	Redemption Frequency	Redemption Lock-up Period	Fund Term
Avathon Oculus IT Co-Investor, LLC	Lower Middle Market Buyout	$27,000,000	$33,544,522	$—	None	N/A	The term of the company shall continue in perpetuity unless sooner dissolved, liquidated, and terminated
Avenir Growth Partners II, L.P.	Growth Equity	4,728,785	7,203,421	—	None	N/A	Until the date which is the tenth anniversary of the Final Closing Date (the “Expiration Date”), provided that the General Partner may extend the term up to two additional one-year periods
Avenir Growth Partners III, L.P.	Growth Equity	8,158,554	10,003,482	29,851	None	N/A	Until the date which is the tenth anniversary of the Final Closing Date (the “Expiration Date”), provided that the General Partner may extend the term up to two additional one-year periods
Avenir Growth Partners IV, L.P.	Growth Equity	20,188,799	31,702,609	2,257,434	None	N/A	Until the date which is the tenth anniversary of the Final Closing Date (the “Expiration Date”), provided that the General Partner may extend the term up to two additional one-year periods
Avenir Growth Partners V, L.P.	Growth Equity	15,575,923	19,609,258	3,008,798	None	N/A	Until the date which is the tenth anniversary of the Final Closing Date (the “Expiration Date”), provided that the General Partner may extend the term up to two additional one-year periods
Banneker CV, L.P.	Middle Market Buyout	33,304,600	40,900,469	1,695,400	None	N/A	Until the fifth anniversary of the portfolio investment closing date
BayHawk Fund I Aeroplane SPV, LLC	Lower Middle Market Buyout	7,131,022	7,042,466	1,576,764	None	N/A	Until the seventh anniversary of December 3, 2024, unless extended up to one additional year
BC Partners Galileo (1) L.P. — Class 1	Mega Cap Buyout	3,766,751	4,886,209	146,340	None	N/A	Until the affairs of the Partnership have been fully wound up and the Partnership assets distributed pursuant to the Limited Partnership Agreement
BC Partners Galileo (1) L.P. — Class 2	Mega Cap Buyout	181,195	247,253	2,001	None	N/A	Until the affairs of the Partnership have been fully wound up and the Partnership assets distributed pursuant to the Limited Partnership Agreement
Beecken Petty O’Keefe Fund IV, L.P.	Middle Market Buyout	103,835	199,896	503,883	None	N/A	Until October 3, 2026, per the Second Amendment to the Amended and Restated Limited Partnership Agreement

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments*	Redemption Frequency	Redemption Lock-up Period	Fund Term
Bertram Growth Capital IV-A, L.P.	Lower Middle Market Buyout	$1,238,736	$4,963,620	$1,110,871	None	N/A

Until the tenth anniversary of the effective date, as defined by the Limited Partnership Agreement, with one one-year extension and thereafter two one-year extensions with the approval of the advisory board

BlackRock Secondaries & Liquidity Solutions II (Lux) SCSp	Diversified Private Equity	46,000,000	61,789,798	54,000,000	None	N/A

The term shall end on the date that is the later to occur of (i) the ten year anniversary of the Final Related Fund Closing Date, subject to two consecutive one-year extensions and (ii) one year after all of the Portfolio Investments have been liquidated

Blue Point Capital Partners III (A), L.P.	Middle Market Buyout	410,819	2,360,387	932,391	None	N/A	Until April 4, 2029 in accordance with Amendment No. 1 to the Second Amended and Restated Limited Partnership Agreement
Blue Point Capital Partners IV (A), L.P.	Middle Market Buyout	14,934,220	13,436,324	1,206,332	None	N/A	The Partnership shall be dissolved on the tenth anniversary of the Effective Date, provided that the term may be extended up to three additional one-year periods
Blue Sea Capital Fund I LP	Middle Market Buyout	129,884	123,266	38,297	None	N/A

The Partnership shall be dissolved on the tenth anniversary of the later of (a) a date determined by the General Partner in its sole discretion and (b) the initial closing date, with the provision for extensions of up to three additional one-year periods, unless dissolved earlier by the General Partner with the necessary approval(s)

Blue Wolf Capital Fund III, L.P.	Lower Middle Market Buyout	8,322,403	11,464,096	2,562,579	None	N/A	The term of the Partnership shall continue until the tenth anniversary of the final closing date, unless its term is extended by up to three one-year periods
BPOC Fund VI-A, L.P.	Middle Market Buyout	6,324,758	7,742,836	3,675,242	None	N/A	Until the tenth anniversary of either (i) the Initial Closing Date or (ii) such later date as determined by the General Partner, unless extended up to three additional years
Brentwood Associates Opportunities Fund II-A, L.P.	Middle Market Buyout	34,978,087	45,802,524	7,026,659	None	N/A	Until the fifth anniversary of the Closing Date, provided that the term may be extended for two additional one-year periods

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments*	Redemption Frequency	Redemption Lock-up Period	Fund Term
BSP Pioneer Investors Feeder L.P.	Middle Market Buyout	$37,151,676	$41,624,789	$2,848,324	None	N/A	Until the fiscal quarter during which the sixth anniversary of the Closing Date occurs, subject to extension for up to four successive one-year periods
BSP-TS Co-Invest I, LLC	Lower Middle Market Buyout	5,204,646	33,319	—	None	N/A	Shall continue in existence in perpetuity or until the company is terminated pursuant to the limited liability company agreement
CapStreet IV, L.P.	Lower Middle Market Buyout	4,781,483	2,269,773	490,774	None	N/A	The Partnership will continue in business through the close of business on the tenth anniversary of the due date of the first capital call, unless the term is extended for up to two one-year periods
Carousel Capital Apex Rollover Partners, L.P.	Middle Market Buyout	1,509,204	2,247,404	525,738	None	N/A

The Partnership will dissolve on the seventh anniversary of the first closing unless extended by the General Partner in its sole discretion for one one-year period, and additional one-year periods with the approval of a majority in interest of the limited partners

Carousel Capital Partners IV, L.P.	Lower Middle Market Buyout	1,754,580	1,146,028	359,188	None	N/A

The Partnership will dissolve on the tenth anniversary of the first closing, unless extended by the General Partner in its sole discretion for one one-year period, and a second one-year period with the approval of 75% of the Board of Advisors

Carrick Capital Partners, L.P.	Growth Equity	1,960,094	1,552,067	—	None	N/A	Until the tenth anniversary of the Initial Contribution Date, unless extended by the General Partner for up to two additional one-year periods
Catterton Growth Partners II, L.P.	Middle Market Buyout	13,952,005	12,481,532	—	None	N/A	The Fund will be dissolved on the tenth anniversary of the Final Closing Date, provided that the General Partner can extend for up to two one-year periods
CCOF III Nexus Co-Invest Aggregator, L.P.	Structured Capital	3,615,905	5,921,200	487,303	None	N/A	Until wound up and subsequently dissolved pursuant to the Limited Partnership Agreement
Centre Capital Investors VI, L.P.	Middle Market Buyout	4,598,753	3,971,097	335,126	None	N/A	Until the tenth anniversary of the later of the Effective Date and Final Closing Date, provided that the General Partner can extend for up to three one-year periods

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments*	Redemption Frequency	Redemption Lock-up Period	Fund Term
Centre Lane Partners III, L.P.	Middle Market Buyout	$18,135,687	$14,253,810	$11,762	None	N/A	The Partnership shall dissolve upon the tenth anniversary of the Partnership commencement date
Cheval Blanc Co-Invest, L.P.	Structured Capital	14,649,107	17,154,815	385,165	None	N/A	The Partnership shall continue in existence until such time as all of the Investments of the Partnership are liquidated
Chrome Investors, LP	Structured Capital	24,006,787	27,681,873	6,000,000	None	N/A

The term of the Partnership shall be concurrent with the term of GTCR Partners XIV/A&C LP (the “General Partner”), which shall be dissolved on the tenth anniversary of the Effective Date, provided that the term of the General Partner may be extended up to three one-year periods

Churchill Secondary Partners II (Blocker), LLC	Diversified Private Equity	24,965,178	28,808,101	51,449,398	None	N/A	Until the termination of the final Class Liquidation Period in accordance with the provisions of Article XII of the LLC Agreement
CPF Midway Fund-A, L.P.	Middle Market Buyout	14,573,530	18,718,174	426,470	None	N/A	Until the fiscal quarter during which the fifth anniversary of the Closing Date occurs, unless extended up to two additional years
Dawson Portfolio Finance Evergreen LP	Structured Capital	70,000,000	81,968,442	—	Quarterly	N/A	Shall be indefinite and shall continue in full force and effect until dissolved in accordance with the Limited Partnership Agreement
DFJ Growth 2006 Continuation, L.P.	Late Stage Growth	22,418,653	85,503,573	—	None	N/A	Until the close of business on the tenth anniversary of the Commencement Date, unless extended in accordance with the Limited Partnership Agreement
DFJ Growth V, L.P.	Late Stage Growth	2,475,000	3,683,889	2,525,000	None	N/A	Until the tenth anniversary of the Initial Contribution Date, unless extended for successive one year periods
Earned Growth Investors I LP	Growth Equity	12,625,000	16,759,917	—	None	N/A	Until the tenth anniversary of the Final Closing Date, unless extended for up to two one-year periods
Echo Buyout ll, L.P.	Large Cap Buyout	40,376,987	39,803,172	—	None	N/A	Until the date on which the General Partner determines that all Investments have been realized and that no further Investments will be made by or on behalf of the Partnership

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments*	Redemption Frequency	Redemption Lock-up Period	Fund Term
Echo Buyout, L.P.	Large Cap Buyout	$10,027,994	$10,262,484	$—	None	N/A	Until the date on which the General Partner determines that all Investments have been realized and that no further Investments will be made by or on behalf of the Partnership
EDG Partners Fund II, L.P.	Middle Market Buyout	632,105	850,513	109,116	None	N/A	Until the tenth anniversary of the Initial Closing Date unless extended up to seven one-year periods in accordance with Amendment No.7 of the Third Amended and Restated Limited Partnership Agreement
Edgewater Capital Partners III LP	Lower Middle Market Buyout	2,488,995	495,858	3,845,700	None	N/A	The Partnership shall be dissolved upon the tenth anniversary of second closing date, unless earlier dissolved in accordance with the Limited Partnership Agreement
Entro Co-Invest, LP — Class A Common	Lower Middle Market Buyout	9,059,569	9,014,544	—	None	N/A	Partnership continues in perpetuity unless terminated earlier by the General Partner
Envoy BDMI SPV LLC	Venture Capital	21,175,207	30,910,180	2,570,575	None	N/A	The Company shall be dissolved, and its affairs shall be wound up upon the liquidation of the Underlying Fund
Envoy Fund I LP	Diversified Private Equity	2,753,758	4,060,039	26,850,000	None	N/A	The term of the Fund commenced on August 28, 2025 and shall continue, unless the Fund is sooner dissolved, until the tenth anniversary of the end of the Investment Period
EOS VP II FP LP	Venture Capital	705,932	1,269,483	294,068	None	N/A

The Partnership shall terminate on the expiry of 90 days after the termination of all partnerships in which the Partnership is an investor, unless sooner terminated in accordance with the Limited Partnership Agreement

EVP II LP	Venture Capital	5,647,456	10,022,003	2,352,542	None	N/A	Until eight years from the final closing date with two consecutive one-year extensions
FB HA Holdings LP	Lower Middle Market Buyout	390,623	4,364,645	—	None	N/A	Until the fourth anniversary of the initial closing date with one one-year extension
Founders Circle Capital Co-Invest Series, L.P. — Series 10	Late Stage Growth	20,000,000	31,419,017	—	None	N/A	The term of the Partnership shall continue in perpetuity

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments*	Redemption Frequency	Redemption Lock-up Period	Fund Term
Founders Circle Capital Co-Invest Series, L.P. — Series 8	Late Stage Growth	$15,000,000	$19,370,825	$—	None	N/A	Shall continue in perpetuity
Franklin Ventures Investments, L.P. — Opportunities Fund Series VI	Late Stage Growth	10,000,000	9,001,147	—	None	N/A	The partnership shall continue in perpetuity
GA Continuity Fund II, L.P.	Middle Market Buyout	45,585,915	56,901,386	4,495,092	None	N/A	Until the fifth anniversary of the Initial Closing Date, unless extended for up to two additional years
Gallant Screening Holdco, Inc.	Lower Middle Market Buyout	4,645,007	6,468,593	—	None	N/A

Until the earliest of: (a) the date on which none of the stockholders holds any capital stock; (b) the dissolution, liquidation, or winding up of the company; or (c) upon the unanimous agreement of the stockholders

GC Ferry Co-Invest II LP	Large Cap Buyout	16,200,000	20,419,980	3,800,000	None	N/A	Until the last business day of the first fiscal year in which all assets acquired or agreed to be acquired by the Fund have been sold or otherwise disposed of
Geigel Hill, LP	Middle Market Buyout	46,314,297	46,314,297	—	None	N/A	Only at such time as determined by the General Partner in its sole discretion
Glouston Private Equity Opportunities VII FTE, L.P.	Diversified Private Equity	23,705,000	29,702,773	27,500,000	None	N/A

Until the dissolution date of the fund (Glouston Private Equity Opportunities VII, L.P.) which shall continue for a period of ten years after the final subsequent closing date with one one-year extension

Glouston Private Equity Opportunities VII(a), L.P.	Diversified Private Equity	15,688,324	16,327,585	1,404,047	None	N/A

Until the dissolution date of the fund (Glouston Private Equity Opportunities VII, L.P.) which shall continue for a period of ten years after the final subsequent closing date with one one-year extension

Gores Small Capitalization Partners, L.P.	Lower Middle Market Buyout	—	17,467	701,067	None	N/A

The General Partner wound up each of the Partnerships in an orderly manner after the disposition of the remaining investments and liquidated February 7, 2025. The remaining balance reflects cash reserves that have yet to be distributed

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments*	Redemption Frequency	Redemption Lock-up Period	Fund Term
Gramercy PG Holdings II LP	Structured Capital	$9,828,000	$12,147,907	$172,000	None	N/A

Until the sixth anniversary of the initial closing date, unless extended by the General Partner for a period of one year, and any successive periods of one year each with the consent of a majority in interest

Great Hill Equity Partners V, L.P.	Middle Market Buyout	15,244,779	14,971,032	—	None	N/A	Until the date that is ten years following the Commencement Date, unless extended up to three one-year periods
Great Hill Equity Partners VI, L.P.	Middle Market Buyout	26,586,567	24,778,197	1,106,000	None	N/A	Until the date that is ten years following the Commencement Date, unless extended up to three one-year periods
Great Hill Equity Partners VII, L.P.	Middle Market Buyout	17,884,878	17,100,174	—	None	N/A	Until the date that is ten years following the Commencement Date, unless extended up to three one-year periods
Great Hill Equity Partners VIII, L.P.	Middle Market Buyout	15,754,698	14,559,061	4,455,285	None	N/A	Until the date that is ten years following the Commencement Date, unless extended up to three one-year periods
Green Equity Investors CF IV J, L.P.	Large Cap Buyout	1,309,674	1,145,187	3,690,326	None	N/A	Until the sixth anniversary of the Initial Transaction Closing Date, unless extended for up to one year
Green Equity Investors CF IV-C, L.P.	Large Cap Buyout	10,580,187	10,785,559	4,419,813	None	N/A	Until the fifth anniversary of the date of the initial capital contribution
Gridiron Capital Fund II, L.P.	Middle Market Buyout	1,581,243	254,844	649,373	None	N/A	The Partnership shall be dissolved on the tenth anniversary of the Final Closing Date
Gryphon Partners 3.5, L.P.	Middle Market Buyout	90,199	71,550	1,149,188	None	N/A	The Partnership shall commence dissolution on the eighth anniversary of the Initial Closing Date, or such earlier time as determined by the General Partner with the approval of the Advisory Board
Gryphon Partners VI-A, L.P.	Middle Market Buyout	6,912,709	7,701,235	1,274,974	None	N/A	Until the tenth anniversary of the effective date with three consecutive one-year extensions
GSP Sarasota Co-Invest Fund, L.P.	Lower Middle Market Buyout	10,190,207	10,190,207	—	None	N/A	Until the expiration of the term of the Main Fund, which shall continue until the tenth anniversary of the Effective Date, unless extended for up to three additional one-year periods

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments*	Redemption Frequency	Redemption Lock-up Period	Fund Term
GTCR Fund XIV/A&B LP	Large Cap Buyout	$6,022,730	$6,561,136	$18,235,363	None	N/A	The Partnership shall be dissolved on the tenth anniversary of the Effective Date, provided that the term may be extended up to three additional one-year periods
GTCR Strategic Growth Fund I/A&B LP	Middle Market Buyout	6,083,339	6,192,416	2,414,400	None	N/A	The Partnership shall be dissolved on the tenth anniversary of the Effective Date, provided that the term may be extended up to three additional one-year periods
Harvest Partners VI, L.P.	Middle Market Buyout	1,957,331	503,779	1,077,411	None	N/A	Until November 28, 2026 unless the Partnership dissolved earlier in accordance with Amendment No. 3 of the Limited Partnership Agreement
Haveli Aston Co-Invest, L.P.	Middle Market Buyout	10,805,546	16,464,190	4,253,048	None	N/A	Until the earliest of (a) such date upon which all of the Investments have been realized or written off and (b) such other time as determined by the General Partner in its sole discretion
Haveli Cascade Co-Invest l, L.P.	Middle Market Buyout	20,039,162	20,002,820	—	None	N/A	Until the earliest of (a) such earlier date upon which all of the Investments have been realized or written off and (b) such other time as determined by the General Partner in its sole discretion
Haveli Investments Software Fund I Cayman, L.P.	Lower Middle Market Buyout	10,114,262	11,830,075	9,950,995	None	N/A	Until the close of business on the tenth anniversary of the Offering Period Expiration Date, unless extended up to two additional years
HCI Equity Partners IV, L.P.	Lower Middle Market Buyout	8,683,847	5,532,141	—	None	N/A

The Partnership shall be dissolved on the tenth anniversary of the latest of (a) final platform investment close, (b) the last commitment closing date, or (c) the last commitment closing date of the Parallel Fund

Headlands Capital Offshore IV, LP	Diversified Private Equity	26,715,838	42,826,309	13,320,049	None	N/A

Upon the termination of Headlands Capital Secondary Fund IV, LP, the term of which expires on the tenth anniversary of the later of the effective date and the final closing date with three successive one-year extensions

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments*	Redemption Frequency	Redemption Lock-up Period	Fund Term
Health Velocity Capital II, L.P.	Growth Equity	$8,898,068	$11,258,588	$1,475,000	None	N/A	Until the tenth anniversary of the Initial Contribution Date, unless extended by the General Partner for up to three additional one-year periods
Health Velocity Capital IVX Special Situation Fund, L.P.	Middle Market Buyout	13,575,000	28,045,054	1,425,000	None	N/A	Until a two-thirds LP vote following a Cause Event, or the General Partner’s election after selling substantially all assets
Hellman & Friedman Capital Partners X, L.P.	Large Cap Buyout	62,460,165	65,727,178	5,323,657	None	N/A	Until the date ten years after the Partnership commences operations, unless extended pursuant to the Limited Partnership Agreement
HGC 2025, L.P.	Middle Market Buyout	5,436,736	7,058,508	3,371,342	None	N/A	Until the fifth anniversary of the investment transaction closing, provided, that the General Partner may extend the term for a one-year period
Housatonic Equity Investors V, L.P.	Middle Market Buyout	3,355,426	3,256,260	700,000	None	N/A	Until the tenth anniversary of the due date of the initial capital contribution
HPS KP Mezz 2019 Co-Invest, L.P.	Structured Capital	37,190,448	52,083,003	2,977,411	None	N/A	Until the expiration of the term of HPS Offshore Mezzanine Partners 2019, L.P. which shall continue until the tenth anniversary of the first closing date with two one-year extensions
HPS KP SIP V Co-Investment Fund, L.P.	Structured Capital	13,065,632	21,117,177	1,735,085	None	N/A

Until the expiration of the term of HPS Offshore Strategic Investment Partners V, L.P., which shall continue until the tenth anniversary of the first closing date with one one-year extension and two successive one-year terms following such subsequent term with the approval of the LP Advisory Committee

HPS Offshore Mezzanine Partners 2019, LP	Structured Capital	20,906,440	24,851,989	5,438,555	None	N/A	Until the tenth anniversary of the First Closing Date with two one-year extensions
HPS Offshore Strategic Investment Partners V, L.P.	Structured Capital	24,443,685	29,142,413	10,554,622	None	N/A

Until the tenth anniversary of the first closing date with one one-year extension following the expiration of such initial term and two successive one-year terms following such subsequent term with the approval of the LP Advisory Committee

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments*	Redemption Frequency	Redemption Lock-up Period	Fund Term
ICG LP Secondaries Fund I (Feeder) SCSp	Diversified Private Equity	$3,615,969	$5,185,050	$6,294,433	None	N/A	Until the tenth anniversary of the final admission date of the Master Fund, which may be extended up to two one-year periods
ICG Ludgate Hill (Feeder) V-A Charger SCSp	Large Cap Buyout	10,714,868	13,865,465	3,472,747	None	N/A	Until the dissolution of Master Partnership which shall continue, unless sooner dissolved, until the eighth anniversary of the initial closing, and may be extended for two one-year periods
Icon Partners V, L.P.	Large Cap Buyout	8,010,026	10,544,993	1,989,844	None	N/A	Until the fifth anniversary of the initial closing date with two consecutive eighteen-month period extensions
Incline Equity Partners III, L.P.	Middle Market Buyout	12,165	23,157	1,266,928	None	N/A	Until the tenth anniversary of the Final Closing Date
Insight Hideaway Aggregator, L.P.	Large Cap Buyout	10,400,000	14,536,898	2,600,000	None	N/A

Until six months after the last Business Day of the Fiscal Year in which all assets acquired, or agreed to be acquired, by the Partnership have been sold or otherwise disposed of, unless earlier dissolved in accordance with the Agreement

JFL Equity Investors VI, L.P.	Middle Market Buyout	9,055,952	12,864,248	6,333,153	None	N/A	Until the tenth anniversary of the Initial Drawdown, unless extended up to three one-year periods
JFL-NG Continuation Fund, L.P.	Middle Market Buyout	8,040,205	16,211,544	1,959,795	None	N/A	Until the fifth anniversary of the closing with two one-year extensions
JFL-Tiger Co-Invest Partners, L.P.	Middle Market Buyout	8,122,426	17,445,478	1,877,574	None	N/A	Until the first business day following the end of the date on which all assets of the Fund have been sold or otherwise disposed of
JLL Partners Fund VIII Secondary (SV), L.P.	Middle Market Buyout	17,646,592	21,627,190	2,353,408	None	N/A	Until the fifth anniversary of February 11, 2025, unless extended up to two one-year periods
JMI Equity Fund IX-B, L.P.	Middle Market Buyout	25,060,156	25,019,204	640,000	None	N/A	Until the tenth anniversary of the Effective Date, unless extended up to two additional one-year periods
Juxtapose Ventures III, L.P.	Growth Equity	730,088	442,571	5,907,080	None	N/A	Until the tenth anniversary of the Final Closing Date
KarpReilly Capital Partners II, L.P.	Middle Market Buyout	7,486,099	8,949,678	1,207,500	None	N/A	Until April 12, 2027, extended from the original dissolution date by the General Partner with the consent of the Advisory Board pursuant to Section 1.5(a) of the Partnership Agreement

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments*	Redemption Frequency	Redemption Lock-up Period	Fund Term
Khosla Ventures Opportunity III, L.P.	Venture Capital	$1,500,000	$1,473,604	$3,500,000	None	N/A	Until the ten-year anniversary of the Initial Contribution Date, unless extended for one-year periods
Kohlberg Investors X, LP	Middle Market Buyout	2,164,500	2,442,204	2,835,500	None	N/A	The Partnership shall dissolve and a winding up of its affairs shall commence following the close of business on the tenth anniversary of the first investment date
KRC PEX Feeder Blocked LP	Lower Middle Market Buyout	14,890,016	15,094,458	7,549,493	None	N/A	Until dissolution occurs at the discretion of the General Partner with Combined Majority in Interest approval, or until all of the assets have been disposed of and distributed
Levine Leichtman Capital Partners VII-A, L.P.	Middle Market Buyout	870,372	848,860	2,167,401	None	N/A	Until the tenth anniversary of the Final Admission Date
LGP Sage PC Coinvest LP	Large Cap Buyout	14,628,014	22,361,849	4,998,358	None	N/A	The Partnership term will end with the dissolution of the portfolio company, unless the Partnership is dissolved earlier in accordance with the Limited Partnership Agreement
Liberty Hall Capital Paxia Partners, L.P.	Lower Middle Market Buyout	15,000,000	14,928,496	—	None	N/A	Until the sixth anniversary of the Closing Date, unless extended up to one additional year
Lightspeed Ascent Fund, L.P.	Venture Capital	9,350,000	12,493,155	650,000	None	N/A	Until the fifth anniversary of the date of the Closing, unless extended up to two one-year periods
Lightspeed SPV-A2, LLC	Late Stage Growth	10,061,000	16,994,480	—	None	N/A

The company shall be dissolved no later than 60 days following the last day of the calendar year in which all such Portfolio Companies Securities have been disposed of, unless earlier dissolved in accordance with the LLC Agreement

Liquid 2 Ventures Fund II, L.P.	Venture Capital	7,429,552	13,368,574	—	None	N/A	Until the tenth anniversary of the due date of the first capital contribution
Liquid 2 Winners Fund I, L.P.	Venture Capital	4,625,000	5,120,437	375,000	None	N/A	Until December 31, 2033, unless extended up to one year
LLCP LMM Acquisition Fund L.P.	Middle Market Buyout	7,391,354	8,622,291	2,608,646	None	N/A	Until the end of the Fiscal Quarter during which the fifth anniversary of the Closing occurs, unless extended up to two additional one-year periods

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments*	Redemption Frequency	Redemption Lock-up Period	Fund Term
LLR Equity Partners IV, L.P.	Middle Market Buyout	$1,022,910	$2,487,168	$300,000	None	N/A	Until February 27, 2029, unless extended up to two additional years by the General Partner in accordance with the Partnership Agreement
Mahseer Holdings, LLC	Middle Market Buyout	50,000,000	50,000,000	—	None	N/A	Upon the earliest to occur of: (i) Board approval; or (ii) any other event sufficient under the Act to cause dissolution
Mainsail Partners III, L.P.	Lower Middle Market Buyout	5,878,779	4,015,269	162,515	None	N/A	The Partnership shall continue until the tenth anniversary of the Final Closing
Marilyn Co-Invest, L.P.	Mega Cap Buyout	32,439,003	44,759,293	—	None	N/A	Until investments are liquidated and all proceeds are distributed to the partners
Marlin Equity III, L.P.	Middle Market Buyout	67,226	66,754	817,278	None	N/A

The Partnership shall be dissolved on the tenth anniversary of the date on which the General Partner has determined that its partners have commenced identifying and investigating new investment opportunities for the Partnership

MC Brazil Special Opportunities Fund III, LP	Lower Middle Market Buyout	5,436,335	7,548,601	4,816,076	None	N/A	Until the tenth anniversary of the Final Closing Date, unless extended for up to two additional one-year periods
MCP Co-Investment Fund V Coöperatief U.A.	Lower Middle Market Buyout	7,476,426	9,921,711	6,171,983	None	N/A	Until the expiration of the term of Main Capital VIII Coöperatief U.A., which shall end on the tenth anniversary of the date of the Initial Closing, unless extended up to two one-year periods
MCP Co-Investment Fund VI Coöperatief U.A.	Lower Middle Market Buyout	11,097,345	11,825,410	11,089,921	None	N/A	Until the expiration of the term of Main Capital VIII Coöperatief U.A., which shall end on the tenth anniversary of the date of the Initial Closing, unless extended up to two one-year periods
MCP Continuation Fund II Coöperatief U.A.	Lower Middle Market Buyout	30,725,597	30,712,822	16,181,230	None	N/A	Until the fifth anniversary of the Transaction Closing Date, provided that the term may be extended for up to two successive one-year periods
MCP Opportunity Secondary Program VI (USD) Feeder SCSp	Diversified Private Equity	893,805	1,169,710	9,106,195	None	N/A	Until the expiry of six months from the end of the term of the Main Fund. The term of the Main Fund will expire ten years from the Final Closing Date, unless extended up to two one-year periods

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments*	Redemption Frequency	Redemption Lock-up Period	Fund Term
MDCP Co-Investors (Chicago-C), L.P.	Large Cap Buyout	$30,000,000	$35,100,674	$—	None	N/A

The Partnership shall dissolve and its affairs shall be wound up and terminated upon the General Partner’s determination, in its sole discretion with the approval of a Majority in Interest of Limited Partners, or upon the disposition of the Partnership’s investments

Menlo Ridgeview Co-Invest LLC	Middle Market Buyout	50,531,704	48,439,721	—	None	N/A	Until the dissolution of the company’s holdings
Meridian Private Equity Select Co-Invest I SCSp	Diversified Private Equity	5,509,135	5,998,924	3,640,865	None	N/A	Until the expiry of ten years from the closing date, unless extended up to two one-year periods
Meridian Private Equity Select Partnerships I SCSp	Diversified Private Equity	8,797,170	11,159,395	7,052,830	None	N/A	Until the expiry of ten years from the closing date, unless extended up to two one-year periods
MetLife Investment Private Equity Partners II (Feeder), L.P.	Middle Market Buyout	33,124,286	39,382,767	14,048,103	None	N/A

The Partnership shall commence winding up and thereafter be dissolved upon the expiration of the term of the Master fund, which shall continue until the twelfth anniversary of the date specified in the Agreement, unless extended up to three additional one-year periods

Mezzanine Partners III, L.P.	Structured Capital	4,068,281	4,236,916	819,989	None	N/A	The term of the Partnership shall continue in existence until the tenth anniversary of the first closing date, unless the Partnership is sooner dissolved
MidOcean Partners V L.P.	Middle Market Buyout	18,794,000	20,737,886	1,238,552	None	N/A	Until the tenth anniversary of the Final Closing Date, unless extended for up to two additional one-year periods
MidOcean Partners VI L.P.	Middle Market Buyout	10,192,731	11,314,997	6,757,077	None	N/A	Until March 31, 2033, the tenth anniversary of the Final Closing Date unless further extended for up to two additional one-year periods
Milano Co-Invest, L.P.	Mega Cap Buyout	4,018,599	4,000,981	174,000	None	N/A	Until such time as all of the investments of the Partnership are liquidated and all proceeds are distributed to the partners
Minerva Co-Invest, L.P.	Mega Cap Buyout	8,463,661	12,789,283	165,833	None	N/A	Until distribution of investment proceeds
Montagu+ SCSp	Middle Market Buyout	1,763,686	2,226,284	895,421	None	N/A	Shall terminate on the fifth anniversary of the effective date, unless the partnership is earlier dissolved, with two one-year extensions

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments*	Redemption Frequency	Redemption Lock-up Period	Fund Term
NEA CH 2026 SPV, L.P.	Venture Capital	$5,000,000	$5,013,421	$—	None	N/A	Upon consent of the General Partner after the Partnership no longer holds an ownership interest in Curana Health
NEA CH SPV, L.P.	Venture Capital	10,009,678	14,319,910	—	None	N/A	Until the consent of the General Partner at any time after the Partnership no longer holds an ownership interest in Curana Health
NEA PLA 2025 SPV, L.P.	Late Stage Growth	10,078,591	12,299,365	—	None	N/A	Until the end of the calendar year upon which the Partnership’s Investments has been fully realized or permanently written-off for U.S. federal income tax purposes
NEA Secondary Opportunity Fund, L.P.	Late Stage Growth	22,979,606	49,358,514	628,676	None	N/A	The Partnership shall continue until the end of the calendar quarter that includes the fifth anniversary of the due date of the initial drawdown, unless the Partnership is sooner dissolved
NEA TS 2024 SPV, L.P.	Growth Equity	4,013,987	5,470,261	—	None	N/A

The Partnership shall dissolve, and its affairs shall be wound up, upon the first to occur of the following: (a) the consent of the General Partner at any time after the Partnership no longer holds an ownership interest in Themis Solutions (or any successor thereto), (b) the written consent of the General Partner and 66-2/3% in interest of the Limited Partners, (c) the final liquidation of NEA 18 VGE, (d) the occurrence of an event of withdrawal (within the meaning of Section 17-402(a) of the Act) of the General Partner

NewView Capital Special Opportunities Fund III, L.P.	Venture Capital	29,633,467	43,255,411	324,265	None	N/A	Until June 30, 2031, unless the Partnership is dissolved or the term is extended
NoHo Holdings III LLC	Growth Equity	431,416	37,205	431,416	None	N/A	The Company shall be dissolved upon the twentieth anniversary of May 10, 2023, unless earlier dissolved in accordance with the LLC Agreement

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments*	Redemption Frequency	Redemption Lock-up Period	Fund Term
Novacap DI Co-Investment (All West), L.P.	Lower Middle Market Buyout	$4,929,214	$5,010,804	$1,070,786	None	N/A

The Partnership shall continue for the same term as Novacap Digital Infrastructure I, L.P., its parallel funds and their respective successor funds (collectively, “DI I”), which shall expire on December 20, 2034, unless extended for up to three one-year periods

Novacap International TMT IV, L.P.	Middle Market Buyout	11,871,979	1,873,614	490,139	None	N/A	Until December 20, 2026, in accordance with Section 2.5 of the Partnership Agreement
Novacap International TMT VI Co-Investment (Igloo), L.P.	Middle Market Buyout	41,402,902	41,397,441	8,663,345	None	N/A	The Partnership shall continue for the same term as Novacap TMT VI, L.P. and its parallel funds, which shall expire on September 16, 2031, unless extended up to three additional one-year periods
Novacap International TMT VI Co-Investment (NDT), L.P.	Middle Market Buyout	19,450,462	20,995,872	3,599,893	None	N/A	The Partnership shall continue for the same term as Novacap TMT VI, L.P. and its parallel funds, which shall expire on September 16, 2031, unless extended up to three additional one-year periods
NSH Verisma Holdco, L.P.	Lower Middle Market Buyout	5,515,834	11,372,408	486,000	None	N/A	Until December 15, 2026, unless extended up to three one-year periods
OceanSound Partners Co-Invest II, LP — Series D	Middle Market Buyout	4,097,670	4,458,857	—	None	N/A	Until the date of the winding up and subsequent dissolution of the OceanSound Partners Fund, LP (including any extensions)
OceanSound Partners Fund, LP	Middle Market Buyout	6,284,226	9,979,816	272,711	None	N/A	Until the tenth anniversary of the initial closing date with three one-year extensions
Odyssey Investment Partners Fund V, LP	Middle Market Buyout	14,250,992	18,009,117	11,947,308	None	N/A	Until June 30, 2027, pursuant to the Fifth Amendment to the Amended and Restated Limited Partnership Agreement
Odyssey Investment Partners Fund VI-A, LP	Middle Market Buyout	127,794,621	108,878,210	15,549,953	None	N/A

The term will expire upon the end of the term of Odyssey Investment Partners Fund VI, LP (The Primary Fund). The Term of the Primary Fund shall continue until the tenth anniversary of the Management Fee Commencement Date, unless extended up to two one-year periods

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments*	Redemption Frequency	Redemption Lock-up Period	Fund Term
Odyssey Investment Partners VI Mercalis Co-Invest, LP	Large Cap Buyout	$20,169,131	$19,902,450	$—	None	N/A	Until the last Business Day of the first Fiscal Year in which all assets acquired or agreed to be acquired by the Fund have been sold or otherwise disposed of, unless earlier dissolved
OEP VIII Project Laser Co-Investment Partners, L.P.	Middle Market Buyout	2,560,062	5,544,195	—	None	N/A

Until the Main Fund is dissolved, unless the Partnership is sooner dissolved. The term of the Main Fund shall continue until the tenth anniversary of the Initial Closing, unless extended for up to three successive one-year periods

OFS Energy Fund III (Q), L.P.	Middle Market Buyout	783,492	408,576	2,147,598	None	N/A

The Partnership commenced upon the date of filing of record of the Certificate of Limited Partnership and shall continue through the close of business on December 31 following the seventh anniversary of the Final Closing Date

One Equity Partners VII-A, L.P.	Middle Market Buyout	17,088,456	18,336,700	1,023,929	None	N/A	Until the tenth anniversary of the initial closing, unless extended up to three one-year periods
One Equity Partners VIII-A, L.P.	Middle Market Buyout	28,253,514	28,674,541	3,498,443	None	N/A	Until the tenth anniversary of the initial closing, unless extended up to three one-year periods
Onward 2 Co-Invest Aggregator, L.P.	Mega Cap Buyout	40,209,672	40,209,672	—	None	N/A	Until the date reasonably determined by the Manager following the full realization of the last Investment
Outlander I Archimedes, LP	Venture Capital	775,354	1,251,976	—	None	N/A	Until the tenth anniversary of the Partnership’s Final Closing Date, unless extended up to two additional one-year periods
Overbay 2025 Fund (International) LP	Diversified Private Equity	22,050,000	27,233,635	9,450,000	None	N/A	Until the end of the fiscal quarter during which the seventh anniversary of the Final Closing occurs, unless extended up to three one-year periods
Overbay Capital Partners 2023 Fund Aggregator (AIV V) LP	Middle Market Buyout	4,165,245	5,775,529	780,166	None	N/A

Until the earlier of (a) December 31st of the fifth year following the Initial Closing Date and (b) the date of disposition of the last remaining interest comprising the Portfolio Investment; provided that the term of the Partnership may be extended up to four one-year periods

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments*	Redemption Frequency	Redemption Lock-up Period	Fund Term
Overbay Capital Partners 2024 Fund Aggregator (AIV IV) LP	Lower Middle Market Buyout	$3,893,538	$4,446,881	$1,100,000	None	N/A

Until the earlier of (a) December 31st of the fifth year following the Initial Closing Date and (b) the date of disposition of the last remaining interest comprising the Portfolio Investment; provided that the term of the Partnership may be extended up to four one-year periods

Overbay Capital Partners 2024 Fund Aggregator (AIV IX) LP	Venture Capital	43,464,559	67,777,255	18,900,000	None	N/A	Until December 31st of the seventh year following the Initial Closing Date, provided that the term of the Partnership may be extended up to four one-year periods
Overbay Capital Partners 2024 Fund Aggregator (AIV VI) Glencoe Investor II LP	Diversified Private Equity	29,050,000	40,175,189	5,950,000	None	N/A	Until December 31st of the fifth year following the Initial Closing Date, unless extended up to two one-year periods
Overbay Capital Partners 2024 Fund US LP	Diversified Private Equity	8,890,086	11,129,782	1,000,000	None	N/A

Until the earlier of (a) December 31st of the fifth year following the Initial Closing Date and (b) the date of disposition of the last remaining interest comprising the Portfolio Investment; provided that the term of the Partnership may be extended up to four one-year periods

PACT-Forge Co-Investment Fund, L.P.	Middle Market Buyout	912,980	902,701	9,224,214	None	N/A

Until the dissolution of the Main Fund, unless the Partnership is dissolved earlier in accordance with the Limited Partnership Agreement. The Main Fund shall dissolve upon election by Fund Investors holding at least 66 2/3% to dissolve the fund, unless earlier dissolved in the Main Fund’s Limited Partnership Agreement

Palladium Equity Partners IV, L.P.	Middle Market Buyout	1,680,847	2,156,699	6,951	None	N/A

Until the earlier of (x) December 8, 2026, and (y) the time as of which the Partnership has disposed of all of its interests in the Jointly Owned Portfolio Companies, unless extended up to a maximum of two or four one-year periods pursuant to the provision in the Partnership Agreements

ParkerGale Capital II, LP	Lower Middle Market Buyout	21,823,855	26,164,627	—	None	N/A	Until the tenth anniversary of the Effective Date, unless extended up to two one-year periods

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments*	Redemption Frequency	Redemption Lock-up Period	Fund Term
Pathway Select Fund, LP — 2025	Diversified Private Equity	$262,593,295	$276,914,226	$58,385,585	None	N/A

Until the eighth anniversary of the Initial Investment Date of the Series. If the Investment Wind-Down Date has not yet occurred by the eighth anniversary of the Initial Investment Date of the Series, then the nineteenth day following the Investment Wind-Down Date, or until all investments have been liquidated and all related obligations have been satisfied

Pathway Select Fund, LP — Series A	Diversified Private Equity	486,791,324	581,325,421	47,639,560	None	N/A

Until the eighth anniversary of the Initial Investment Date of the series. If the Investment Wind-Down Date has not yet occurred by the eighth anniversary of the Initial Investment Date of the series, then the nineteenth day following the Investment Wind-Down Date, or until all investments have been liquidated and all related obligations have been satisfied

Patria Acropolis LP	Diversified Private Equity	6,213,124	7,633,197	4,787,570	None	N/A	The term will end on the fifth anniversary of the First Closing Date, unless extended for up to three additional one-year periods
Patria SOF V Feeder SCSp	Diversified Private Equity	1,551,617	1,621,651	9,800,729	None	N/A	Until twelve years from the date of its establishment
Percheron Horsepower-A LP	Middle Market Buyout	20,882,778	27,263,649	3,408,649	None	N/A	The Partnership shall be dissolved on the tenth anniversary of the Final Closing Date, unless extended up to two additional one-year periods
PG Source Investment LLC	Lower Middle Market Buyout	9,274,616	13,370,535	—	None	N/A	Until the determination of the Manager to dissolve the LLC at any time after the consummation of a sale of the portfolio company
Platte River Equity III, L.P.	Lower Middle Market Buyout	456,897	—	2,254,156	None	N/A	Until the tenth anniversary of the Initial Contribution Date, unless extended up to four additional one-year periods
PMH II SPV Bellflower LP	Diversified Private Equity	4,691,566	6,204,363	7,713,395	None	N/A	Until the date that is one year after all of the Portfolio Investments have been liquidated

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments*	Redemption Frequency	Redemption Lock-up Period	Fund Term
PMH II SPV Sunflower (Cayman) LP	Middle Market Buyout	$36,291,718	$58,963,499	$82,299,254	None	N/A	Until the date that is one year after all of the Portfolio Investments have been liquidated, unless elected by the General Partner to be dissolved earlier
Pontifax Global Food and Agriculture Technology Fund L.P.	Lower Middle Market Buyout	1,929,735	1,670,552	77,809	None	N/A	Until March 31, 2027, pursuant to the First Amendment to the Amended and Restated Limited Partnership Agreement
Project Silver Co-Invest, L.P.	Lower Middle Market Buyout	25,097,442	25,002,934	25,000,000	None	N/A	Until the Partnership ceases to hold, directly or indirectly, any and all securities
PSC Tiger LP	Lower Middle Market Buyout	17,978,946	22,021,620	2,657,964	None	N/A

The Partnership shall be dissolved on the date which is 90 days following the date on which the Partnership ceases to hold any Investments and has distributed the proceeds thereof, or such earlier time upon the removal, legal incapacity, retirement, resignation, bankruptcy or dissolution of the GP

PSC V (B), SCSp	Middle Market Buyout	7,477,581	8,445,853	9,923,537	None	N/A	Until the tenth anniversary of the Final Closing Date
Quad Partners IV, L.P.	Middle Market Buyout	1,588,246	986,666	2,261,035	None	N/A	Until the dissolution of the Partnership in accordance with the Limited Partnership Agreement
RCAF CCG, L.P.	Lower Middle Market Buyout	50,000,000	50,000,000	—

Effective upon the date specified by the General Partner in the notice sent to a Limited Partner, notifying such Limited Partner of the General Partner’s determination to completely or partially redeem such Limited Partner’s interest in the Partnership

						N/A

Until one year after the receipt and distribution by the Partnership of all proceeds from the sale of all of the Partnership’s investments, unless dissolved earlier by the General Partner in its sole discretion

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments*	Redemption Frequency	Redemption Lock-up Period	Fund Term
RCAF CCG, L.P.	Structured Capital	$70,000,000	$70,000,000	$—

Effective upon the date specified by the General Partner in the notice sent to a Limited Partner, notifying such Limited Partner of the General Partner’s determination to completely or partially redeem such Limited Partner’s interest in the Partnership

						N/A

Until one year after the receipt and distribution by the Partnership of all proceeds from the sale of all of the Partnership’s investments, unless dissolved earlier by the General Partner in its sole discretion

RCAF DAWGS, L.P.	Lower Middle Market Buyout	15,000,000	17,587,321	—	None	N/A

Until one year after the distribution by the Partnership of all proceeds from the sale of all of the Partnership’s direct or indirect interests in the portfolio company, unless earlier dissolved according to the Limited Partnership Agreement

Resurgens III Co-Invest A, L.P.	Lower Middle Market Buyout	7,500,000	7,500,000	2,500,000	None	N/A	Until the tenth anniversary of the Initial Closing Date unless extended for up to three additional one-year periods
Revelar GSMS Fund, L.P.	Middle Market Buyout	75,000,000	75,000,000	765,882	None	N/A

Until the fifth anniversary of the Transaction Closing Date, unless extended for up to two additional one-year periods by the General Partner in its sole discretion, and thereafter for further periods with the consent of a Majority in Interest of the Investor Limited Partners

Riverside Fund V SQ-A, L.P.	Middle Market Buyout	4,146,825	5,214,572	266,446	None	N/A	Until March 18, 2027 per the Notice of Extension dated January 12, 2026, unless further extended for an additional one-year period
Riverside Micro-Cap Fund V, L.P.	Lower Middle Market Buyout	3,534,718	6,244,924	871,250	None	N/A	Until the tenth anniversary of the Final Closing, provided that the term may be extended up to three one-year periods
Riverside Micro-Cap Fund V-A, L.P.	Lower Middle Market Buyout	7,867,591	13,899,982	1,939,244	None	N/A	Until the tenth anniversary of the Final Closing, provided that the term may be extended up to three one-year periods

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments*	Redemption Frequency	Redemption Lock-up Period	Fund Term
Riverside Micro-Cap Fund VI, L.P.	Lower Middle Market Buyout	$2,690,209	$3,002,715	$2,818,914	None	N/A	Until the tenth anniversary of the Final Closing, provided that the term may be extended up to three one-year periods
Riverside Micro-Cap Fund VI-A, L.P.	Lower Middle Market Buyout	5,461,889	6,084,259	5,723,256	None	N/A	Until the tenth anniversary of the Final Closing, provided that the term may be extended up to three one-year periods
RoundTable Healthcare Partners III, L.P.	Middle Market Buyout	13,005,425	13,852,669	166,104	None	N/A

The Partnership will have a term of ten years from the first day of the commitment period, subject to two one-year extensions at the option of the General Partner with the approval of the majority of Limited Partner commitments

Sage Equity Investors Side, L.P.	Middle Market Buyout	2,185,321	2,915,678	17,814,679	None	N/A

Until the tenth anniversary of the First Subsequent Closing, provided that the Term may be extended for up to one year at the discretion of the General Partner and subsequently for additional consecutive one-year periods by the General Partner with consent of the Advisory Committee

SAS Vehicle I, L.P.	Middle Market Buyout	30,190,794	37,442,848	—	None	N/A

Until the close of business on the first anniversary of the date on which all of the Portfolio Investments of the Partnership have become fully realized and the Partnership has no remaining liabilities; provided that the term may be extended for periods of time as determined by the General Partner

SAS Vehicle, L.P.	Middle Market Buyout	31,206,568	36,184,198	—	None	N/A

Until the close of business on the first anniversary of the date on which all of the Portfolio Investments of the Partnership have become fully realized and the Partnership has no remaining liabilities; provided that the term may be extended for periods of time as determined by the General Partner

Schulerhilfe Co-Invest, L.P.	Lower Middle Market Buyout	10,319,818	13,068,590	—	None	N/A	The Partnership shall continue in existence in perpetuity unless terminated earlier, as determined by the General Partner

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments*	Redemption Frequency	Redemption Lock-up Period	Fund Term
SDC Co-Invest Holdings LP	Middle Market Buyout	$10,081,343	$8,823,980	$—	None	N/A	The Partnership shall continue in existence in perpetuity unless terminated earlier, as determined by the General Partner
SEWP Co-Invest LP	Middle Market Buyout	20,196,843	19,648,060	66,607	None	N/A	Until the earlier of (a) the date as of which the Partnership has disposed of its last Investment and (b) a determination made by the General Partner in its reasonable discretion
SG Coinvest – C, L.P.	Middle Market Buyout	12,767,251	15,384,193	2,653,255	None	N/A

The term will expire upon the end of the term of Sage Equity Investors, L.P., which shall continue until the tenth anniversary of the First Subsequent Closing, provided that the Term may be extended for up to one year at the discretion of the General Partner and subsequently for additional consecutive one-year periods by the General Partner with consent of the Advisory Committee

Shamrock Capital Growth Fund III, L.P.	Growth Equity	2,689,014	3,210,362	950,021	None	N/A	Until December 22, 2026 unless the Partnership is dissolved earlier in accordance with Amendment No. 6 of the Limited Partnership Agreement, dated as of November 4, 2025
ShoreView Capital Partners III, LP.	Middle Market Buyout	11,485,169	8,308,666	1,415,363	None	N/A

The Partnership commenced upon the date of filing of record of the Certificate of Limited Partnership and shall continue until the twelfth anniversary of the earlier of (a) date that the General Partner has commenced identifying new investment opportunities and (b) 18 months after the Initial Closing Date

SK Capital Partners III, L.P.	Middle Market Buyout	6,381,423	2,546,839	417,351	None	N/A	The Partnership shall continue until the tenth anniversary of the Final Closing Date. The term may be extended beyond the tenth anniversary for up to three one-year periods
SkyKnight Capital II CV B, L.P.	Middle Market Buyout	14,482,093	17,019,667	1,391,650	None	N/A

The term of the Partnership shall terminate at the close of business on the fifth anniversary of the end of the fiscal quarter in which the Partnership Commencement Date occurs, unless extended for up to two additional one-year periods

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments*	Redemption Frequency	Redemption Lock-up Period	Fund Term
SkyKnight TG Holdings LP	Middle Market Buyout	$1,373,591	$1,366,995	$1,213,152	None	N/A	Until the close of business on the fifth (5th) anniversary of the end of the fiscal quarter in which the Partnership Commencement Date occurs
Smash Capital Trend Holdco SPV LP	Late Stage Growth	20,671,271	43,410,343	4,348,040	None	N/A	Until the dissolution of Partnership, which will occur on a date elected by the General Partner, unless earlier dissolved in accordance with the Limited Partnership Agreement
SPC Partners V, L.P.	Middle Market Buyout	2,588,770	2,598,173	883,076	None	N/A

The Partnership shall continue until the tenth anniversary of the later of (a) a date determined by the General Partner in its sole discretion and (b) the initial closing date, unless extended for up to three additional one-year periods

SPDW Partners LP	Middle Market Buyout	8,445,097	13,493,010	33,924,289	None	N/A	Until the tenth anniversary of the Final Admission Date (July 14, 2026), provided that the term may be extended up to two additional years
Sprinkler 2024 Co-Investment I (Feeder) SCSp	Large Cap Buyout	32,513,566	52,218,025	29,754	None	N/A	Until the expiry of a period of eight years from the First Closing Date unless sooner terminated in accordance with the Limited Partnership Agreement
Stork SPV, LP	Middle Market Buyout	1,538,500	2,908,476	1,116,751	None	N/A	Shall continue until the last day of the fiscal quarter during which the fifth anniversary of the initial closing occurs with two one-year extensions
Symbiotic Capital EB Fund, L.P.	Structured Capital	5,061,912	5,779,029	1,938,088	None	N/A	Upon the consent of the General Partner, after all assets acquired or agreed to be acquired by the Fund have been sold or otherwise disposed of
TA Investors Thunderbolt, L.P.	Middle Market Buyout	14,477,966	14,477,967	2,813,728	None	N/A

The Partnership has perpetual existence but shall dissolve no later than the date on which the Participating TA Funds (TA XV-A, L.P., TA XV-B, L.P., and TA XV-C, SCSp) are dissolved. The term of the Participating TA Funds shall continue for a period of ten years from the investment date, unless extended up to three one-year periods

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments*	Redemption Frequency	Redemption Lock-up Period	Fund Term
TA XIV-A, L.P.	Middle Market Buyout	$70,607,781	$72,915,523	$13,800,000	None	N/A	The term of the Partnership shall continue for a period of ten years from the investment date, unless extended up to three one-year periods
TA XV-B, L.P.	Middle Market Buyout	640,000	588,200	1,360,000	None	N/A	The term of the Partnership shall continue for a period of ten years from the investment date, unless extended up to three one-year periods
TCV Beat Co, L.P.	Middle Market Buyout	5,045,751	6,859,651	—	None	N/A	Until the time as of which the Partnership has disposed of all of its Portfolio Investments unless the Partnership is earlier terminated
TCV Cedar Co, L.P.	Late Stage Growth	10,689,998	11,430,464	—	None	N/A	Until the time as of which the Partnership has disposed of all of its Portfolio Investments unless the Partnership is earlier terminated
TCV Juniper Co, L.P.	Growth Equity	5,046,906	4,960,762	—	None	N/A	Until the time as of which the Partnership has disposed of all of its Portfolio Investments unless the Partnership is earlier terminated
The Veritas Capital Fund VIII, L.P.	Large Cap Buyout	54,372,709	59,051,134	3,506,657	None	N/A	Until the tenth anniversary of the final closing date, unless extended for up to two additional one-year periods
Tinicum Space Coast Co-Invest, LLC	Middle Market Buyout	30,000,000	35,820,163	—	None	N/A	Until the earlier of (a) the disposal of substantially all of its Portfolio Investments; or (b) a date determined by the Managing Member in its reasonable discretion
TPG Atlas Partners L.P.	Large Cap Buyout	5,000,000	5,787,162	15,000,000	None	N/A	Until December 31 following the fifth anniversary of the later of the Initial Closing Date and the Deferred Closing Date, unless extended for up to two one-year periods
TPG GP Solutions (B), L.P.	Middle Market Buyout	10,429,136	13,206,623	9,715,893	None	N/A	Until and including December 31 following the 10th anniversary of the later of (i) the Final Closing Date and (ii) a date determined by the General Partner in its sole discretion
TPG Growth VI Iron CI, LP	Middle Market Buyout	50,000,000	50,000,000	—	None	N/A	The term shall continue in perpetuity unless wound up and dissolved earlier in accordance with the Limited Partnership Agreement

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments*	Redemption Frequency	Redemption Lock-up Period	Fund Term
TPG IX Cardiff CI IV L.P.	Large Cap Buyout	$25,221,583	$30,000,000	$—	None	N/A	The term shall continue in perpetuity unless wound up and dissolved earlier in accordance with the Limited Partnership Agreement
Trinity Hunt Partners IV, L.P.	Middle Market Buyout	5,059,277	5,691,829	2,180,258	None	N/A	Until the dissolution of the Partnership in accordance with the Limited Partnership Agreement
Trinity Ventures 2024, L.P.	Venture Capital	18,518,206	17,183,861	1,481,794	None	N/A	Until the fifth anniversary of the Initial Closing Date
Trive Capital Fund I LP	Middle Market Buyout	1,234,135	1,228,072	2,675,188	None	N/A	The Partnership shall continue for a period of ten years from the final closing date, unless extended for two additional one-year periods
TriWest Capital Partners IV (US) LP	Middle Market Buyout	2,471,447	2,100,465	56,133	None	N/A	Until December 31, 2026, pursuant to the Eighth Amendment to the Agreement of Limited Partnership
TSCP CV I, L.P.	Middle Market Buyout	4,852,976	4,969,475	31,141	None	N/A

Until the end of the fiscal quarter during which the fifth anniversary of the closing date occurs with one one-year extension following the expiration of such initial term and two additional one-year terms with the consent of the advisory board

TSCP CV II, L.P.	Middle Market Buyout	15,360,239	23,042,005	2,639,761	None	N/A	The term of the Partnership shall expire, and the Partnership shall be dissolved, on the last day of the fiscal quarter during which the fifth anniversary of the portfolio company closing date occurs
TSS Co-Invest Holdings, LP	Middle Market Buyout	5,010,222	8,163,811	—	None	N/A	Shall continue in existence in perpetuity unless terminated earlier, as determined by the general partner
T-X Ultra Co-Invest LP	Middle Market Buyout	25,116,667	27,915,448	10,243,333	None	N/A	Until the General Partner, in its sole discretion, decides to dissolve the Partnership following a sale of substantially all of the Partnership’s assets
VCF Compass Co-Investor Holdings II L.P.	Mega Cap Buyout	1,317,088	1,728,953	—	None	N/A	Until the determination by the General Partner to dissolve the Partnership
VCF Compass Co-Investor Holdings L.P.	Mega Cap Buyout	10,000,807	14,411,129	—	None	N/A	Until the determination by the General Partner to dissolve the Partnership

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments*	Redemption Frequency	Redemption Lock-up Period	Fund Term
Vida Ventures II, LLC	Venture Capital	$1,167,097	$4,205,834	$1,250,023	None	N/A	Until the eighth year anniversary of the Initial Closing Date, unless extended for up to three one-year periods
Vida Ventures LLC	Venture Capital	532,772	2,390,013	124,973	None	N/A	Until the seventh year anniversary of the Initial Closing Date, unless extended for up to two one-year periods
Violet Investors LP	Large Cap Buyout	12,443,147	39,629,891	6,000,000	None	N/A

The term of the Partnership shall be concurrent with the term of GTCR Partners XIV/A&C LP (the “General Partner”), which shall be dissolved on the tenth anniversary of the Effective Date, provided that the term of the General Partner may be extended up to three one-year periods

Vista Foundation Fund IV, L.P.	Middle Market Buyout	14,119,836	13,609,576	1,114,982	None	N/A	Until the tenth anniversary of the Final Closing Date, subject to possible one-year extensions up to a total of two additional years
Vitu Co-Invest LP	Middle Market Buyout	5,250,000	7,027,323	—	None	N/A

The Partnership shall be dissolved upon the earlier of (i) such time as is determined by the General Partner in its sole discretion and (ii) the date on which the Partnership ceases to hold any Investments

VV Atreus Special Fund LLC	Venture Capital	557,697	644,767	—	None	N/A	Until April 10, 2027 (the eighth year anniversary of the Closing Date), unless extended up to two additional one-year periods
Water Street Healthcare Partners III, L.P.	Middle Market Buyout	5,618,586	5,415,806	1,720,271	None	N/A	Until April 5, 2028, pursuant to the Eighth Amendment to the Agreement of Limited Partnership
Windjammer Senior Equity Fund IV, L.P.	Middle Market Buyout	3,017,431	2,544,721	1,007,256	None	N/A	Until the tenth anniversary of the Final Closing Date, unless extended up to three additional one-year periods
WP Cubs Co-Investment, L.P.	Structured Capital	50,305,320	50,367,350	12,500,000	None	N/A	Until a determination by the General Partner to dissolve the Partnership, unless earlier dissolved in accordance with the Agreement
XN Opportunities IX LP	Late Stage Growth	10,175,000	9,969,027	—	None	N/A	Until the date on which 100% of the Portfolio Investment has been sold, liquidated, distributed to Partners in-kind, or otherwise disposed of

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments*	Redemption Frequency	Redemption Lock-up Period	Fund Term
XN Opportunities VIII LP	Late Stage Growth	$10,025,000	$11,906,999	$—	None	N/A	Until the date on which 100% of the Portfolio Investment has been sold, liquidated, distributed to Partners in-kind, or otherwise disposed of
XN Opportunities X, LP	Late Stage Growth	5,004,000	5,054,364	—	None	N/A	Until the date on which 100% of the Portfolio Investment has been sold, liquidated, distributed to Partners in-kind, or otherwise disposed of
Total		$4,308,784,037	$5,125,149,515	$1,005,102,782

*       Unfunded commitments denominated in foreign currencies have been translated to USD using the year end exchange rate.

12. Subsequent Events

In preparing these Consolidated Financial Statements, management has evaluated subsequent events through the date of issuance of the Consolidated Financial Statements included herein. The Board authorized the Fund to offer to repurchase Shares from shareholders in an amount up to 5.00% of the net assets of the Fund with a May 29, 2026 repurchase pricing date. The repurchase offer period began on May 8, 2026 and ends on May 29, 2026. Shareholders that desire to tender Shares for repurchase are required to do so on May 29, 2026. There have been no other subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the Consolidated Financial Statements.

Cascade Private Capital Fund
Other Information March 31, 2026 (Unaudited)

Proxy Voting

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve-month period ending on June 30, no later than August 31. The Fund’s Form N-PX filing and a description of the Fund’s proxy voting policies and procedures are available: (i) without charge, upon request, by calling the Fund at 1-888-442-4420 or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s Forms N-PORT are or will be available on the SEC’s website at www.sec.gov or by calling the Fund at 1-888-442-4420.

Long-Term Capital Gains Designation

For the year ended September 30, 2025, the Cascade Private Capital Fund designates $25,522,859 as a long-term capital gain distribution.

For the year ended September 30, 2025, 0.19% of the dividends paid from net investment income, including short-term capital gains, are designated as qualified dividend income.

For the year ended September 30, 2025, 0.19% of the dividends paid from net investment income, including short-term capital gains, are designated as dividends received deduction available to corporate shareholders.

Approval of Investment Management Agreement

At the regular quarterly meeting of the Board of Trustees (the “Board”) of the Cascade Private Capital Fund (the “Fund”) held on December 9, 2025 by a unanimous vote, the Board, including a majority of Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the Investment Management Agreement between Cliffwater LLC (the “Investment Manager”) and the Fund (the “Investment Management Agreement”).

At the Board meeting and throughout the consideration process, the Board, including a majority of the Independent Trustees, was advised by counsel.

In advance of the Board meeting, the Independent Trustees requested and received materials from the Investment Manager to assist them in considering the approval of the Investment Management Agreement. The Independent Trustees reviewed management reports about the below factors. The Board did not identify any particular information as controlling in determining whether or not to approve the Investment Management Agreement, and each Board member may have attributed different weights to the various items considered. Nor are the items described herein all-encompassing of the matters considered by the Board.

The Board engaged in a detailed discussion of the materials with management of the Investment Manager. The Independent Trustees then met separately with independent counsel to the Independent Trustees for a full review of the materials. Following this session, the full Board reconvened and after further discussion determined that the information presented provided a sufficient basis upon which to approve the Investment Management Agreement.

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Manager to the Fund under the Investment Management Agreement, including the selection of Fund investments. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Investment Manager, including, among other things, providing office facilities, equipment, and personnel. The Board also reviewed and considered the qualifications of the key personnel of the Investment Manager who provide the investment advisory and/or administrative services to the Fund. The Board determined that the Investment Manager’s key personnel are well-qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also took into account the Investment Manager’s compliance policies and procedures, including the procedures used to determine the value of the Fund’s investments. The Board concluded that the overall quality of the advisory and administrative services provided was satisfactory.

Cascade Private Capital Fund
Other Information March 31, 2026 (Unaudited) (Continued)

Performance

The Board considered the investment performance of the Investment Manager with respect to the Fund. The Board considered the performance of the Fund, noting that the Fund had out-performed its benchmark during the one-year period from the Fund’s inception on July 1, 2024 through June 30, 2025.

Fees and Expenses Relative to Comparable Funds Managed by Other Investment Managers

The Board reviewed the advisory fee rates and total expense ratio of the Fund. The Board compared the advisory fee and total expense ratio for the Fund with various comparative data, including a report of other comparable funds. The Board noted that the Fund’s advisory fee was calculated on net assets and at 1.40% was equal to the average advisory fee of the peer universe identified in the custom peer report generated by the Investment Manager. The Board concluded that the advisory fees paid by the Fund and total expense ratio were reasonable and satisfactory in light of the services provided.

Economies of Scale

The Board reviewed the structure of the Fund’s investment management fee under the Investment Management Agreement. The Board considered that the Investment Manager continued to monitor the Fund’s current fee level as compared to its peer group and the nature of economies of scale that could be achieved for a private capital fund. The Board concluded that the fees were reasonable and satisfactory in light of the services provided.

Profitability of Investment Manager and Affiliates

The Board considered and reviewed information concerning the costs incurred and profits realized by the Investment Manager from its relationship with the Fund. The Board also reviewed the Investment Manager’s financial condition. The Board noted that the financial condition of the Investment Manager appeared stable. The Board determined that the advisory fees and the compensation to the Investment Manager were reasonable and its financial condition was adequate.

Ancillary Benefits and Other Factors

The Board also discussed other benefits to be received by the Investment Manager from its management of the Fund, including, without limitation, the ability to market its advisory services for similar products. The Board noted that the Investment Manager did not have affiliations with the Fund’s transfer agent, administrator, custodian or distribution agent and therefore does not derive any benefits from the relationships these parties may have with the Fund. The Board concluded that the advisory fees were reasonable in light of the fall-out benefits.

General Conclusion

Based on its consideration of all factors that it deemed material, and assisted by the advice of its counsel, the Board concluded it would be in the best interest of the Fund and its shareholders to approve the continuance of the Investment Management Agreement.

Cascade Private Capital Fund
Fund Management March 31, 2026 (Unaudited)

The identity of the members of the Board and the Fund’s officers and brief biographical information is set forth below. The Fund’s Statement of Additional Information the (“SAI”) includes additional information about the membership of the Board. The SAI is available, without charge, by writing to the Fund at c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212, or by calling the Fund at 1 (888) 442-4420.

INDEPENDENT TRUSTEES
Name, Address and Year of Birth	Positions(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Dominic Garcia Year of Birth: 1978 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since February 2024

Chief Pension Investment Strategist, CBRE Investment Management (investment advisor) (June 2021 – Present); Advisory Board of Milken Institute for Public Finance (economic research institute) (2021 – Present); Chief Investment Officer, New Mexico Public Employees Retirement Association (2017 – June 2021); Research Advisory Board Member, University of North Carolina Keenan Institute of Private Markets and the University of Chicago Harris Center for Municipal Finance (2020 to Present); Trustee and Chair, the Santa Fe Preparatory School endowment (2020 – Present); Senior Adviser, Moneybyrd (investment advisor) (2023 – Present).

				3	Coller Secondaries Private Equity Fund (registered investment company)
Paul J. Williams Year of Birth: 1956 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee and Board Chairman	Since February 2024	Retired.	3	None
Matthew E. Worley Year of Birth: 1967 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since October 2025	Chief Investment Officer and Deputy Executive Director, Investments, STRS Ohio (2021 – 2025); Director of Fixed Income and Alternative Investments, STRS Ohio (2019 – 2021).	3	None

*         The fund complex consists of the Fund, Cliffwater Corporate Lending Fund and Cliffwater Enhanced Lending Fund.

Cascade Private Capital Fund
Fund Management March 31, 2026 (Unaudited) (Continued)
INTERESTED TRUSTEES AND OFFICERS
Name, Address and Year of Birth	Positions(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Stephen L. Nesbitt** Year of Birth: 1953 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee and President	Since February 2024	Chief Executive Officer and Chief Investment Officer, Cliffwater LLC (2004 – Present).	3	None
Lance J. Johnson Year of Birth: 1967 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Treasurer	Since February 2024	Chief Operations Officer, Cliffwater LLC (2014 – Present).	N/A	N/A
Ann Maurer Year of Birth: 1972 c/o UMB Fund Services, Inc. 235 West Galena St., Milwaukee, WI 53212	Secretary	Since February 2024

Senior Vice President, Director of Product and Pricing (2023 – Present); Senior Vice President, Product and Pricing Manager (2021 – 2023); Senior Vice President, Senior Client Service Manager (2017 – 2021), UMB Fund Services, Inc.

				N/A	N/A
Bernadette Murphy Year of Birth: 1964 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chief Compliance Officer	Since February 2024	Director, Vigilant Compliance, LLC (investment management solutions firm) (2018 – Present).	N/A	N/A

*         The fund complex consists of the Fund, Cliffwater Corporate Lending Fund and Cliffwater Enhanced Lending Fund.

**       Mr. Nesbitt is deemed an interested person of the Fund because he is an officer and control person of Cliffwater.

Cascade Private Capital Fund
Privacy Notice March 31, 2026

PRIVACY NOTICE

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number

•  Account balances

•  Account transactions

•  Transaction history

•  Wire transfer instructions

•  Checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 1-(888)-442-4420

Cascade Private Capital Fund
Privacy Notice March 31, 2026 (Continued)
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

•  Open an account

•  Provide account information

•  Give us your contact information

•  Make a wire transfer

•  Tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•   Sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  Affiliates from using your information to market to you

•  Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Fund doesn’t jointly market.

Investment Manager
Cliffwater LLC
4640 Admiralty Way, 11th Floor
Marina del Rey, CA 90292
Website: www.cliffwaterfunds.com

Custodian Bank
State Street Bank and Trust Company
1 Iron Street
Boston, MA 02210

Fund Administrator, Transfer Agent and Fund Accountant
UMB Fund Services
235 W. Galena Street
Milwaukee, WI 53212-3949
Phone: (414) 299-2200

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
https://www.acaglobal.com/

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Ave., Suite 800
Cleveland, OH 44115

(b)      Not applicable.

Item 2.        Code of Ethics.

(a)      The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)      There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)      The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of Item 2 of Form N-CSR’s instructions.

Item 3.        Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Mr. Dominic Garcia, Mr. Paul J. Williams, and Mr. Matthew Worley are qualified to serve as the audit committee financial experts serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

Item 4.        Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the year ended March 31, 2026. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” refer to professional services rendered by principal accountant for its review of the Fund’s registration statement filed with the SEC and the issuance of consents for such filing. The following table presents fees paid by the Fund for professional services rendered by Cohen & Company, Ltd. for the year ended March 31, 2026 and fiscal period ended March 31, 2025.

Fee Category	2026 Fees	2025 Fees
(a) Audit Fee	$450,000	$160,000
(b) Audit-Related Fees	—	—
(c) Tax Fees	25,500	12,000
(d) All Other Fees	3,250	—
Total Fees	$478,750	$172,000

(e)(1)  The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2)  The percentage of fees billed by Cohen & Company, Ltd. for the year ended March 31, 2026 and fiscal period ended March 31, 2025, applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2026	FYE 3/31/2025
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)       All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g)      The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.— not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(h)    The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)     Not Applicable.

(j)     Not Applicable.

Non-Audit Related Fees	FYE 3/31/2026	FYE 3/31/2025
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5.       Audit Committee of Listed Registrants.

Not applicable.

Item 6.       Investments.

(a)     See the Annual Report to Shareholders under Item 1 of this Form.

(b)    Not applicable.

Item 7.       Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8.        Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9.        Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.      Remuneration Paid to Directors, Officers and Others of Open-End Management Investment Companies.

Not applicable.

Item 11.      Statement Regarding Basis for Approval of Investment Advisory Contract.

The information is included in Item 1(a) of this Form N-CSR.

Item 12.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Cliffwater LLC
PROXY POLICY AND PROCEDURE

Rule 206(4)-6 of the Advisers Act requires a registered investment adviser that exercises voting authority with respect to client securities to: (i) adopt written policies reasonably designed to ensure that the investment adviser votes in the best interest of its clients and addresses how the investment adviser will deal with material conflicts of interest that may arise between the investment adviser and its clients; (ii) disclose to its clients information about such policies and procedures; and (iii) upon request, provide information on how proxies were voted.

For its non-discretionary clients, Cliffwater does not have authority to vote client securities. These clients will receive their proxies, corporate actions, consents and other solicitations directly from their custodian or the relevant issuer or investment fund. These clients may contact their client service professionals with questions about a particular solicitation.

For its discretionary clients, Cliffwater generally takes responsibility for ensuring that proxies solicited by, or with respect to, the issuers of securities held in the client’s investment account, and corporate actions and consents sought by such issuers (including tender offers and rights offerings) are voted. In most cases, the managers of the commingled funds and separate accounts holding the assets vote the proxy solicitations. However, Cliffwater will take such action in limited circumstances which may include private partnership amendments and consents and in the event that an individual security is held by the client outside of a commingled fund or separate account where the manager votes the securities. Cliffwater’s discretionary clients may also retain the right to vote any proxies or take action relating to specified securities held in the client’s investment account, provided the client gives timely written notice to Cliffwater.

Cliffwater will not put its own interests ahead of those of any of its client and will resolve any possible conflicts between its interests and those of the client in favor of the client. When voting proxies, Cliffwater follows procedures designed to identify and address material conflicts of interest that may arise between its interests and those of its clients. Accordingly, prior to voting any proxy, Cliffwater will determine whether a material conflict of interest exists. A conflict of interest will be considered material to the extent that it is determined that the conflict has the potential to influence Cliffwater’s decision making in voting the proxy. If Cliffwater determines that there is a material conflict of interest related to the proxy solicitation, Cliffwater will take appropriate action to resolve the conflict which may include abstaining from a particular vote.

Cliffwater will seek to act solely in the best interests of its clients when exercising its voting authority. Cliffwater determines whether and how to vote proxies on a case-by-case basis. In making such determination, Cliffwater: (i) will attempt to consider all aspects of the vote that could affect the value of the issuer or that of the relevant client, (ii) will vote in a manner that it believes is consistent with the relevant client’s stated objectives, (iii) generally will vote in accordance with the recommendation of the issuing company’s management on routine and administrative matters, unless Cliffwater has a particular reason to vote to the contrary, and (iv) may not vote at all to the extent the outcome of the vote or action does not have a material impact on the issuer or value of its securities.

Under Rule 204-2 under the Advisers Act, Cliffwater must retain: (i) its voting policies and procedures; (ii) corporate action and proxy statements received; (iii) records of votes cast; (iv) records of client requests for voting information; and (v) any documents prepared by Cliffwater that were material to making a decision on how to vote. Under the circumstances where Cliffwater votes a proxy, corporate action or consent solicited by an issuer of securities or an investment fund, Cliffwater will document and maintain its voting record.

Cliffwater’s General Counsel and Chief Compliance Officer must approve the engagement of any proxy advisory firm to assist in connection with voting client securities.

For private investment funds, Cliffwater may accept a seat on an advisory board or similar group for a fund in which one or more Cliffwater clients have invested. Cliffwater believes advisory board service benefits its clients by allowing Cliffwater greater insight into the fund and its strategies and that, in general, the interests of its clients as investors will be aligned with the interests of all investors in the fund. However, if the interests of Cliffwater’s clients were to diverge from the interests of each other, the Cliffwater representative will take appropriate action to resolve the conflict which may include abstaining from a particular vote. Please see section III.B.7. for further information regarding Cliffwater’s actions with respect to advisory boards.

Item 13.      Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members.

The following table provides biographical information about the members of Cliffwater LLC, who are primarily responsible for the day-to-day portfolio management of the Cascade Private Capital Fund as of June 8, 2026:

Name of Portfolio Management Team Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years	Role of Portfolio Management Team Member
Gabrielle Zadra	Senior Managing Director	Since 2004	Senior Managing Director, Cliffwater LLC (since 2004)	Portfolio Management
Eric Abelson	Head of Private Equity Co-Investments	Since 2007	Head of Private Equity Co-Investments, Cliffwater LLC (since 2007)	Portfolio Management
Bernard Gehlmann	Managing Director	Since 2016	Managing Director, Cliffwater LLC (since 2016)	Portfolio Management
Timothy Henn	Managing Director	Since 2024	Managing Director, Cliffwater LLC (since 2024), Executive Director and Portfolio Manager, J.P. Morgan Asset Management (2022-2024), Senior Vice President, Portfolio Advisors, LLC (2016-2022)	Portfolio Management
Elizabeth Campbell	Head of Private Equity	Since 2025

Head of Private Equity, Cliffwater LLC (since 2025), Chief Investment Officer (2023-2025), Managing Director, Co-Head of Primaries (2022-2023) and Managing Director (2019-2021) of Portfolio Advisors, LLC

Portfolio Management

(a)(2)  Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table provides information about portfolios and accounts, other than the Cascade Private Capital Fund, for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management. The information is as of March 31, 2026:

Name of Portfolio Management Team Member	Number of Accounts and Total Value (in millions) of Assets for Which Advisory Fee is Performance-Based:			Number of Other Accounts Managed and Total Value (in millions) of Assets by Account Type for Which There is No Performance-Based Fee:
Name	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Gabrielle Zadra	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A
Eric Abelson	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A
Bernard Gehlmann	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A
Timothy Henn	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A
Elizabeth Campbell	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A

Conflicts of Interest

The Investment Manager and Portfolio Managers may manage multiple funds and/or other accounts, and as a result may be presented with one or more of the following actual or potential conflicts:

The management of multiple funds and/or other accounts may result in the Investment Manager or Portfolio Manager devoting unequal time and attention to the management of each fund and/or other account. The Investment Manager seeks to manage such competing interests for the time and attention of a Portfolio Manager by having the Portfolio Manager focus on a particular investment discipline. Other accounts managed by the Portfolio Manager may not be managed using the same investment models that are used in connection with the management of the Fund. If the Investment Manager or Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Investment Manager has adopted procedures for allocating portfolio transactions across multiple accounts. The Investment Manager has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3)  Compensation Structure of Portfolio Manager

Certain portfolio managers have ownership and financial interests in, and may receive compensation and/or variable profit distributions from, the Investment Manager based on the Investment Manager’s financial performance, such as its overall revenues and profitability. Compensation is not tied to the Fund’s performance, except to the extent that the fee paid to the Investment Manager impacts the Investment Manager’s financial performance.

(a)(4)  Disclosure of Securities Ownership

Portfolio Management Team’s Ownership of Shares

Name of Portfolio Management Team Member:	Dollar Range of Shares Beneficially Owned by Portfolio Management Team Member[1]:
Gabrielle Zadra	Over $1,000,000
Eric Abelson	None
Bernard Gehlmann	$100,001 – $500,000
Timothy Henn	$100,001 – $500,000
Elizabeth Campbell	None

____________

1        As of March 31, 2026

(b)     Not Applicable

Item 14.      Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15.      Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 16.      Controls and Procedures.

(a)     The registrant’s President (Principal Executive Officer) and Treasurer (Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Exchange Act.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17.      Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)     Not applicable.

(b)    Not applicable.

Item 18.      Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19.      Exhibits.

(a)(1)	Code of ethics or any amendments thereto, that is subject to disclosure required by Item 2 of Form N-CSR. Filed herewith.
(a)(2)	Not applicable.
(a)(3)

A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith

(a)(4)	Not applicable.
(a)(5)	Not applicable.
(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Cascade Private Capital Fund
By (Signature and Title)*	/s/ Stephen Nesbitt
Stephen Nesbitt, President
(Principal Executive Officer)
Date	June 8, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

By (Signature and Title)*	/s/ Stephen Nesbitt
Stephen Nesbitt, President
(Principal Executive Officer)
Date	June 8, 2026
By (Signature and Title)*	/s/ Lance J. Johnson
Lance J. Johnson, Treasurer
(Principal Financial Officer)
Date	June 8, 2026